UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1: Report to Shareholders

PARNASSUS FUNDS®

ANNUAL REPORT  ¡  DECEMBER 31, 2012

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Annual Report • 2012

February 11, 2013

Dear Shareholder:

2012 was a great year for the Parnassus Funds. The Parnassus Fund, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund all beat their respective benchmarks by a substantial margin. The Equity Income Fund beat its Lipper peer group, and it was just slightly below the S&P 500 Index. The Equity Income Fund has a relatively conservative investment strategy, so it’s designed to provide downside protection in difficult years and capture most of the upside in good years. Portfolio managers Todd Ahlsten and Ben Allen did a remarkable job this year in capturing almost all of the upside.

Enclosed you will find reports on each of our funds, telling how we achieved this year’s returns. I think you’ll find that it makes for interesting reading.

New Staff Members

Charles Darlington has joined us as a fund accountant. Charles is a graduate of Case Western Reserve University, where he majored in accounting and was a member of the Beta Alpha Psi accounting fraternity. He previously interned with a forensic accounting firm in Ohio and volunteered with the tax assistance programs LadderUp and Refund Ohio. He enjoys playing golf and softball.

Rachel Tan has come aboard as a permanent employee conducting ESG (environmental, social and governance) research. She graduated from the University of California, Los Angeles and was part of the campus Research Team for Responsible Investment. She is conversant in Mandarin and was a competitive gymnast.

Scott Chun recently received his bachelor’s degree in financial economics from Emory University in Atlanta and was a member of the varsity tennis team, earning All-UAA honors. Scott will be assisting the Institutional Sales & Marketing team over the next few months, focusing on investment proposals for institutions.

Amy Phan has joined us as a sales and marketing intern. She is working on her undergraduate degree at the University of California, Berkeley, majoring in environment economics and media studies. She enjoys digital photography and videography.

Yours truly,

Jerome L. Dodson

President

Annual Report • 2012	PARNASSUS FUNDS

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PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS FUND

Ticker: PARNX

As of December 31, 2012, the net asset value per share (“NAV”) of the Parnassus Fund was $40.62, so after taking dividends into account, the total return for the quarter was 3.77%. This compares to a loss of 0.38% for the S&P 500 Index (“S&P 500”) and a gain of 1.50% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, we beat both benchmarks by a substantial percentage.

For the year, the Fund was up 26.04%, compared to a gain of 16.00% for the S&P 500 and 15.09% for the Lipper average. Most of the stocks in our portfolio had strong returns, but the standouts were homebuilders and a building materials company. Big improvements in the housing market and increases in construction moved these stocks much higher. There were a number of other companies that also made big contributions, and we’ll discuss these in the Company Analysis section.

We beat the S&P 500 by more than ten percentage points, and this more than made up for our underperformance in 2011. Below is a table, comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. As you can see, we’re ahead of both our benchmarks for all periods, except for the ten-year period, where we’re tied with the Lipper average, but ahead of the S&P 500. On page 8 is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last ten years.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2012

Parnassus Fund	26.04	11.80	6.37	7.41	0.94	0.94

S&P 500 Index	16.00	10.86	1.66	7.09	NA	NA

Lipper Multi-Cap Core Average	15.09	9.24	0.98	7.41	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Our strong performance in 2012 was paced by seven stocks, each of them adding 46¢ or more to the NAV. No stock accounted for a loss of 46¢ or more per fund share, but the worst performer was W&T Offshore, which dropped 24.4% from $21.21 to $16.03, for a loss of 28¢ per fund share. Oil- and gas-producer W&T performed well for the Parnassus Fund in 2010 and 2011, but in 2012, concerns about weak oil demand, particularly in Europe, caused oil prices to fall 10.6% from $101.34 to $90.62 per barrel in 2012, so earnings slumped. Investor sentiment sank in late 2012, after W&T reported higher than expected operating costs and production delays due to third-party pipeline outages for its onshore wells. If the economy strengthens and energy prices move upward, earnings should move much higher.

The most important driver for our outstanding results in 2012 was the housing recovery. Many years ago, I spent six years as president of a small savings and loan in San Francisco. This experience was invaluable, since it gave me a keen insight into banking, monetary policy and the housing market. One thing my fellow executives and I often complained about was the fact that when the economy got going with the housing industry leading the way, the Federal Reserve would increase interest rates, and this would depress housing construction and sharply slow down the sale of homes. Since a savings and loan is a bank that specializes in housing, this would hurt our business and reduce our earnings. After one of

Annual Report • 2012	PARNASSUS FUNDS

these complaint sessions, an elder statesman of the savings and loan industry said to us, “You have to realize that the Fed uses the housing industry to control the economy. They don’t have anything against us personally, it’s just that controlling interest rates and the housing market is the best way for them to carry out monetary policy that will have an effect on the economy. Booms and busts come with the territory, so if you’re going to stay in this industry, you have to get used to it.”

It’s almost always housing that drives the economy into a recession and pulls the economy out of a recession. As we have seen, housing created the boom that ended in late 2007; the subprime mortgage crisis of 2008 ended that boom. The crash of

‘08 was different from most other housing recessions, because of its severity and because it was not caused by the Fed’s raising interest rates, but rather, by speculation in the housing market. After housing crashed in 2008, the Fed lowered interest rates, but the housing market did not come back right away. High unemployment and too many houses on the market delayed the recovery.

We had a few shares of homebuilders at the end of 2007, but we didn’t start serious investing in the sector until 2008 and 2009. I had expected the homebuilders to snap back by 2010, but it didn’t happen until 2012. All I can say is “better late than never.” New home construction increased 22% this year and prices are moving higher.

The housing recovery of 2012 produced the Fund’s biggest winner. The PulteGroup soared an astonishing 188% during the year from $6.31 to $18.16 for a gain of $1.61 for each Parnassus Fund share. Pulte was a prime beneficiary of the housing recovery. After losses in 2011, Pulte started earning money in 2012 because of the increase in demand for housing.

Another homebuilder, DR Horton, added 70¢ to the NAV, as its shares rocketed up 56.9% from $12.61 to $19.78. Horton weathered the housing market collapse better than many of its peers because of its broad geographic base and strong balance sheet. For 2012, its order backlog increased by 61% and operating profit surged an amazing 333%.

Toll Brothers saw its stock climb 58.3%, shooting up from $20.42 to $32.33 for an increase of 69¢ for each fund share. Toll and Horton moved up substantially, but not as much as Pulte, because the two former had already returned to profitability in 2011, while Pulte just turned profitable in 2012. Pulte’s stock price dropped more in 2011 than those of Toll and Horton, so much of Pulte’s gain was a bounce-back from very depressed levels.

Gilead Sciences, specializing in medicine to treat HIV and liver diseases, soared 79.5% from $40.93 to $73.45, while adding 72¢ to the NAV. The company has had positive clinical trials for its new drug, Sofosbuvir, an innovative treatment for hepatitis C (HCV), a chronic virus that leads to liver failure. Gilead has also had success in its core HIV franchise, receiving FDA approval for Stribild, a four-in-one pill that combines two new Gilead-patented molecules with two existing therapies that offers patients higher HIV viral suppression with fewer side effects.

Ciena makes optical equipment for telecommunications, and it contributed 57¢ to each Parnassus Fund share, as its stock shot up 29.8% from $12.10 to $15.70. The company had a challenging 2011, when its customers delayed capital expenditures because of the weak economic environment. However, enormous increases in the use of wireless devices is finally forcing telecommunications carriers to

Parnassus Fund as of December 31, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Ciena Corp.	5.4%

Applied Materials Inc.	4.7%

Finisar Corp.	4.6%

Intel Corp.	3.7%

Charles Schwab Corp.	3.6%

Microsoft Corp.	3.6%

Gilead Sciences Inc.	3.5%

PulteGroup Inc.	3.3%

Wells Fargo & Co.	3.3%

Cisco Systems Inc.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2012

purchase more equipment. AT&T recently announced that it is increasing capital expenditures by 15% each year for the next three years, while Sprint-Nextel received an $8 billion investment from Softbank to upgrade the network.

Lowe’s, the second largest home-improvement retailer, benefited from some of the same trends as the homebuilders, as its stock rose 40% from $25.38 to $35.52 for a contribution of 49¢ to the NAV. Rising home prices improved consumer sentiment and increased demand for home-improvement products. Lowe’s also did a good job of controlling costs by reducing head count and eliminating items that did not sell very well. Also boosting the stock price was an increase in the dividend by 14% and the company’s repurchasing 10% of the shares outstanding.

Value on December 31, 2012 of $10,000 invested on December 31, 2002

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Shares of San Francisco-based Wells Fargo rose 24% from $27.56 to $34.18 during the year, increasing the value of each fund share by 46¢. The bank is reaping the rewards of prudent lending decisions made during the boom years and is using its healthy balance sheet to take market share from weakened competitors saddled with bad loans. In 2012, Wells Fargo originated more than 30% of all mortgages made in America and benefited enormously from the recovery in the housing market. The bank reported four consecutive quarters of record earnings, with each quarter higher than the one before it.

Outlook and Strategy

Note: This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers discuss their thoughts in their respective reports.

The Parnassus Fund had a great year! We were up 26% and we beat the S&P 500 by ten percentage points. The market also had a good year, with the S&P 500 gaining 16%. This is remarkable, given the fact that there was so much pessimism at the start of the year. Investors and analysts were all forecasting a terrible year with stocks falling off a cliff. Even I was somewhat pessimistic, despite the fact that I tend to be an optimist by nature.

In the last quarterly report, I described how the stock market seems to climb a wall of worry. When most people are pessimistic, stocks become depressed and sell at bargain prices. There are, however, a few investors who can divorce themselves from their emotions, and they start buying because stocks are so cheap. This starts an upward trend, and soon more people jump on the bandwagon and start buying stocks. Before you know it, there’s a full-scale rally. That seems to be what happened in 2012.

Stocks are still trading at pretty reasonable prices, but they’re not the bargains they were at the end of 2011. I still think the general trend will be higher for 2013.

What gives me confidence is the state of the housing market. As I have indicated, the housing market almost always drives the economy into a recession and almost always pulls the economy out of a recession. When housing starts pick up, that means more work for bricklayers, carpenters, plumbers, electricians and laborers. With new homes, people buy furniture, home appliances, pots and pans, dishes, drapes and rugs. Designers, architects, engineers, lawyers and real estate agents also have more income. Money gets spread around, more people have jobs and soon the economy is firing on all cylinders.

As most of you know, the housing recovery has been a long time coming. We had so many empty houses that construction virtually came to a halt. That changed in 2012. I live in San Francisco, and here there is a shortage of houses on the market, which is pushing prices much higher. This phenomenon is taking place all over the country in desirable areas and places where the economy is strong. I expect this phenomenon of a stronger housing market to spread all over the country in 2013. This will mean more jobs and more money in the hands of consumers.

There are, of course, risks to this recovery. One of them, fortunately, has been addressed---at least temporarily. Congress passed a bill that addressed the fiscal cliff, and that means there will be no tax increase for most Americans and that government programs won’t be sharply cut back. People will have more money in their pocket and that should keep the economy growing.

Annual Report • 2012	PARNASSUS FUNDS

We still face the economic problems in Europe, but I’m hopeful things will improve there. In any case, I don’t think this poses a major threat to the American economy.

What concerns me most is unemployment. Usually when we come out of a deep recession, job growth is very strong---on the order of 300,000 to 400,000 new jobs a month. We’ve had growth in jobs this year, but only at the rate of 100,000 to 200,000 a month. Since we lost over six million jobs during the recession, we need a lot more to pull down the rate of unemployment. We’re now at an unemployment rate of 7.8%. Federal Reserve Chairman Bernanke says he will keep interest rates very low until unemployment drops to 6.5%, but I would like the rate to drop to around 5%. Current job growth is encouraging, but we need to step up the pace.

That’s my outlook, so what’s my strategy? I’m keeping all three of my funds positioned for continuing economic recovery. Housing stocks have made an enormous contribution to both the Parnassus Fund and the Small-Cap Fund. We’ll keep these stocks a bit longer, since I expect them to go higher into 2013. At some point, though, I suspect we’ll start to sell them. The housing recovery will continue, and the homebuilders will continue to see their earnings increase, but these stocks should reach their intrinsic value sometime this year. However, they should still make a nice contribution to the funds’ performance in the first half of the year.

The place where I see the biggest potential contribution to performance in 2013 is in technology and telecommunications. As our veteran shareholders will remember, it took a long time for my bet on homebuilders to pay off, but once they did, the return was very attractive. I believe the same thing applies to telecommunications stocks.

They haven’t yet had the returns that I was anticipating, but I expect that to change in 2013. They could make the same kind of contributions to our funds that the homebuilders made in 2012. If you look at the portfolios listed in this annual report, you will see that we have big positions in telecommunications equipment providers like Ciena, Finisar, Qualcomm and Cisco. If the phone companies start investing in equipment like I think they will, this could be a very big year for all three of my funds. Just as the move in the homebuilding stocks was delayed for a long time, I think the telecomm equipment stocks have had the same kind of delay. That delay could be over in 2013, and if it is, the effect on the funds could be even greater than the effect the homebuilders had in 2012.

Some of our technology stocks could do well in 2013 such as Microsoft, Intel and Applied Materials. The latter is a very interesting company, because the stock is trading at such a depressed valuation. Applied makes equipment used to manufacture semiconductors, and semiconductors have a big role in telecommunications and all the electronic devices people use every day. Another interesting aspect of Applied is that they make equipment used to manufacture panels for solar energy. I think demand will increase for this kind of equipment and that the stock could do quite well. This stock is also consistent with our philosophy of investing in companies that help the environment.

Financial stocks, such as Schwab, Wells Fargo and First Horizon should also do well. Of course, there is no guarantee of future returns, but I’m optimistic for 2013.

Thank you very much for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2012, the NAV of the Parnassus Equity Income Fund-Investor Shares was $29.20. After taking dividends into account, the total return for the fourth quarter was a gain of 1.20%. This return compares favorably to a loss of 0.38% for the S&P 500 Index (“S&P” 500) and a gain of 0.29% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”). For the year, the Fund rose 15.43%, which handily beat the Lipper average of 12.44%, but fell short of the S&P 500’s 16.00% gain.

The accompanying table compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. On page 12 is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last ten years.

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2012

Parnassus Equity Income Fund Investor Shares	15.43	9.03	5.15	8.12	0.94	0.94

Parnassus Equity Income Fund Institutional Shares	15.64	9.26	5.38	8.27	0.70	0.70

S&P 500 Index	16.00	10.86	1.66	7.09	NA	NA

Lipper Equity Income Fund Average	12.44	10.13	1.80	7.45	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 7.27%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2013 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

2012 Review

2012 was a terrific year for stocks, as the S&P 500 gained 16.0%. The year started off well, with the index soaring 12.6% in the first quarter, but fears of a worsening European debt crisis pushed stocks down violently in May. The decline was so severe that it brought the year-to-date gain of the index to just 2.6% by June 1st. These worries eventually abated, and stocks recovered, after European Central Bank chief Mario Draghi promised to do “whatever it takes to preserve the euro,” and then added “and believe me, it will be enough.” This tough talk boosted the confidence of market participants on both sides of the Atlantic for the remainder of the year.

Fed Chairman Ben Bernanke also helped send stocks higher in 2012 by introducing a series of unorthodox monetary policies intended to keep rates low and boost asset prices. These included buying mortgage bonds and promising to maintain a strongly accommodative stance until unemployment reaches 6.5%, or inflation tops 2.5%. The scope of the Federal Reserve’s recent policies is staggering, as its balance sheet finished the year just shy of $3 trillion. This is a whopping 230% larger than the Fed’s balance sheet in August of 2007, when our country was in the very early stages of the credit crisis that triggered our most recent recession. While this expansion has been beneficial for stocks over the last few years, we’re concerned about the long-term risks, including inflation, of such a dramatic increase in the money supply.

In addition to supportive central banking actions, improving economic data helped boost the market last year. The highlight clearly was homebuilding, which finally recovered from its multi-year slump. In its latest release, the Commerce Department reported that the annual rate for housing starts jumped to 861,000 in

Annual Report • 2012	PARNASSUS FUNDS

November, 22% greater than a year ago. The overall labor picture also improved, with the unemployment rate dropping from 8.3% to 7.8% over the course of the year. Joblessness is still too high, and we’re clearly not growing at our full potential, but we’re encouraged that the economy showed signs of improvement in 2012.

The Fund performed well for the year, gaining 15.43%, just 57 basis points short of the S&P 500’s gain (a basis point is 1/100th of 1%). We’re happy with this result, since we captured 96% of the upside for the index, while employing a lower-risk investment strategy. During the year, we had a major underweight in the financials sector, which is very economically sensitive, and a significant overweight in the defensive utilities sector. These allocation decisions, combined with our 6% average cash balance for the year, reduced our return relative to the S&P 500 by almost three percentage points. Thankfully, our stock selection in other sectors, especially healthcare, almost entirely offset the impact of our defensive posture.

Company Analysis

Two companies – Energen and W&T Offshore – reduced the NAV by 4¢ or more this year. Both are crude oil producers and were negatively impacted by a 10.6% decline in that commodity’s price for 2012. In addition, Energen’s stock sagged in the fourth quarter after management lowered its production guidance, due to higher than expected costs and delays in its West Texas drilling operation. The combined effect of these negative factors was a 9.8% drop in Energen’s stock price for the year, from $50.00 to $45.09, and a 5¢ drag on our NAV.

W&T Offshore dropped 24.4% from $21.21 to $16.03, and shaved 4¢ off of the Fund’s NAV. The hit to the NAV was relatively modest, even though the stock dropped so much, because the company paid $1.11 per share in dividends in 2012. Like Energen, W&T suffered from production delays late in the year, which hurt the stock. Despite this setback, the company made solid progress in 2012 with its West Texas and Gulf of Mexico assets, and is well-positioned to deliver earnings growth for the long-term. Based on these positive factors and the price drop, we doubled our position.

Five stocks contributed at least 20¢ to the Fund’s NAV, including one that added an amazing 65¢, Gilead Sciences. This Bay Area-based biotech company soared 79.5% to $73.45 from $40.93, due to tremendous progress made in its two key therapeutic areas of focus: HIV/AIDS and hepatitis C. The advances regarding HIV/AIDS were in a drug called Stribild, a once-a-day pill that promises better outcomes for patients and fewer psychiatric side-effects than Gilead’s current therapy, Atripla.

Gilead’s hepatitis C drug, Sofosbuvir (previously called GS-7977), posted terrific results throughout the year in multiple clinical trials. This pill has the potential to cure hepatitis C patients, including those who can’t tolerate the existing standard of care, which includes an injection of interferon, a chemical that causes very unpleasant, flu-like side-effects. If Gilead reports positive data in its final trials planned for the first quarter of 2013, management should apply for approval to market the drug shortly thereafter. Throughout the year, we sold some of our Gilead stock, in response to its significant price increase, but we still held a sizable position at year-end.

Charles Schwab boosted the Fund by 22¢, as its stock jumped 27.5% from $11.26 to $14.36. In its most recent monthly business update,

Schwab reported $16.2 billion of new client assets and a record $1.9

Parnassus Equity Income Fund as of December 31, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Procter & Gamble Co.	4.5%

PepsiCo Inc.	4.2%

Teleflex Inc.	4.1%

Gilead Sciences Inc.	4.0%

Applied Materials Inc.	4.0%

Waste Management Inc.	3.9%

Google Inc.	3.5%

Charles Schwab Corp.	3.2%

Questar Corp.	3.1%

Pentair Ltd.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2012

trillion of total client assets. In a December meeting at the company’s San Francisco headquarters, we asked Schwab’s CFO, Joseph Martinetto, how the company is able to keep growing so fast from such an enormous base. He said that it was because the company’s tools are better than the competition and are offered at lower prices, and its employees always put clients first. We love this strategy and the fact that Charles Schwab’s balance sheet is far more understandable and offers less risk than most publicly-traded financial companies.

MasterCard rocketed 31.8% this year, from $372.82 to $491.28, increasing each fund share by 22¢. The stock was basically a market-performer until September, when management established revenue and earnings guidance for 2013-2015 that exceeded most analysts’ expectations. The

Value on December 31, 2012 of $10,000 invested on December 31, 2002

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

guidance is for annual growth of 11-14% for revenue and 20% for earnings per share. Even after the stock’s great run, we still like MasterCard, since it should benefit from a multi-year, global trend from cash to electronic payments. We also think that the company has a winning strategy for the emerging mobile payments sector.

Teleflex gained 16.4% for the year, going from $61.29 to $71.31, and contributed 20¢ to the NAV. 2012 marked a milestone for the company, as it was the first full year during which all of Teleflex’s business lines were healthcare-related. We’re happy to report that the results were very good. The company executed a well-designed plan to boost prices on certain products, while at the same time maintaining its low-cost position in the single-use, medical device market. In addition, the company completed five small acquisitions to increase its global reach and supplement its research and development programs. We think Teleflex will continue to improve its business in 2013, which is why it was our third largest holding in the Fund at year-end.

Our final significant winner was McCormick, the spice-maker, which chipped in 20¢ to the NAV, as its stock rose 26.0% from $50.42 to close at $63.53. The company performed well this year, despite volatile commodity prices and tepid consumer spending. McCormick was able to do this because of its valuable brands and customer loyalty, which allow the company to increase prices to offset cost inflation without losing business to discount competitors. We’ve owned McCormick since the summer of 2005, and have never sold a share, in large part because of management’s ability to successfully navigate challenging environments such as 2012.

Outlook and Strategy

As we’ve written in previous reports, we consider risk mitigation to be one of the most important goals of portfolio management. We normally devote the bulk of our outlook and strategy discussion to how we’ve positioned the Fund to avoid permanent losses of capital, stemming from macroeconomic or financial market risks. We’re still focused on risk, and are especially concerned about U.S. consumer spending, Europe’s recession and a potential slowdown in China. However, since we’ve written so much about these issues in recent shareholder letters, we’ve decided to spare you the details this time around. Instead, we’ve chosen to highlight two investment themes that collectively account for 21% of the Fund’s assets and ten portfolio companies, as of year-end. Because we’ve invested so much in these areas, they are critical to our investment strategy for 2013.

The first theme is logistics, which in layman’s terms means “helping customers move something from one place to another efficiently.” We’re currently invested in two logistics companies that own their transportation equipment and specialize in certain parts of the market. The larger of the two positions is Sysco, which dominates the food distribution industry, with twice the sales as its next closest competitor. The second investment is United Parcel Service (UPS), which is the leader in parcel shipping, with a focus on ground transportation. These two companies enjoy sustainable competitive advantages given their reputations for excellent service and massive investments in distribution centers, trucks and other equipment. Because of these advantages, Sysco and UPS earn high returns on capital, which enable the companies to offer handsome dividend yields of 3.5% and 3.0%, respectively.

We also own two businesses, C. H. Robinson and Expeditors International of Washington, which are leaders in logistics brokerage. These companies benefit from scale, since larger brokers have more extensive networks to match shippers and

Annual Report • 2012	PARNASSUS FUNDS

carriers. The other great thing about Robinson and Expeditors is that, unlike Sysco and UPS, they don’t have to keep heavy equipment on their balance sheets. Less capital expenditure means more operating cash flow that can be distributed to shareholders. We’ve long admired these asset-light logistics companies, and were excited that their stocks dropped to levels in 2012, where we could buy them at value prices.

The second key theme in the portfolio is infrastructure, and we include in this category two industrial holdings, Praxair and Pentair, and our four utilities. Praxair sells gases for industrial use, such as oxygen, hydrogen, nitrogen, argon and many others. This business is attractive, because Praxair builds plants adjacent to its customers’ factories, using pipelines to deliver the goods. This makes it very difficult for competitors to poach clients. In addition, since the company is tightly integrated into the infrastructure of its customers’ operations, management has great visibility into future sales and cash flow.

Pentair offers fluid-handling equipment to customers in a wide range of sectors such as energy, municipal water and agriculture. The company just completed a merger with the fluid control division of Tyco, so it now has a much broader suite of products and an even wider geographical reach. Water is an essential part of our global infrastructure, so we expect Pentair to sell a lot of their equipment into high-growth emerging markets and developed economies that need upgrades to their aging water infrastructure.

Our utilities holdings derive the bulk of their revenue from natural gas-related businesses, ranging from storage and pipelines to electricity-generation. The companies in this group, in order of position size in the Fund at year-end, are: Questar, MDU Resources, Northwest Natural Gas and AGL Resources. These companies have great prospects, because we expect natural gas to be an important part of our energy infrastructure for many decades to come. While it’s certainly not perfect, the fuel has many positive attributes: it has a better environmental profile than crude oil and coal, it doesn’t have the disposal issues associated with nuclear power, and it’s a great bridge fuel to the day when alternative energy gains sufficient scale to power our entire economy.

We’ve invested more than a fifth of the Fund’s assets in logistics- and infrastructure-related stocks, because we believe they should perform well in a wide range of economic outcomes. In bearish scenarios, they should go down less than the market, due to their attractive competitive positions and robust balance sheets. In bullish scenarios, they should thrive because demand for their services should increase rapidly if economic growth accelerates. So, regardless of how the overall stock market does in 2013, if we’re right about these two key investment themes, our portfolio should perform very well.

We thank you for your investment in the Fund,

Todd C. Ahlsten	Benjamin E. Allen
Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of December 31, 2012, the NAV of the Parnassus Mid-Cap Fund was $20.27, so after taking dividends into account, the total return for 2012 was 18.58%. This compares favorably to 17.28% for the Russell Midcap Index (“Russell”) and 15.09% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, the Fund was up 2.52%, just short of the Russell’s 2.88% return, but well ahead of the Lipper average’s 1.50% gain.

We are proud of the Fund’s strong performance in 2012 and are pleased that we beat our benchmarks for the second year in a row. The Fund’s long-term track record also remains outstanding. The Fund has outperformed both the Russell and its Lipper peers over the three- and five-year periods and for the period since inception. In addition, since we assumed management of the Fund on October 1, 2008, the Fund has generated an annualized return of 10.77%, better than the Russell’s 9.65% return and the Lipper average’s 6.75% return.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005. On page 16 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2012

Parnassus Mid-Cap Fund	18.58	13.30	6.95	7.19	1.24	1.20

Russell Midcap Index	17.28	13.15	3.57	7.09	NA	NA

Lipper Multi-Cap Core Average	15.09	9.24	0.98	4.74	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

2012 Review

2012 was a good year for the Fund. We provided a strong return, outperformed both of our benchmarks, and more than doubled assets under management.

The Russell closed the year up 17.3%, just above its previous all-time high made in July of 2007, and a whopping 151.9% above its March of 2009 low. Mid-cap stocks outperformed both large- and small-cap issues during the year, with the Russell Midcap Index beating the S&P 500 and Russell 2000 small-cap index by 1.3 and 0.9 percentage points, respectively.

Despite the positive total return for the year, it was another bumpy ride for the Russell. The market went up 12.9% in the first quarter, down 4.4% in the second quarter, up 5.6% in the third quarter and up 2.9% in the fourth quarter. Investor sentiment was driven by central bank and government announcements, as well as debate about the U.S economy, the European debt crisis and the Chinese economy.

Ultimately, optimism triumphed, as investors focused on steady job growth and better housing data in the U.S., including rising prices, accelerating starts and lower inventories. The mood was buoyed in the back half of the year, after the European Central Bank head, Mario Draghi, announced that he was committed to keeping the Euro-zone intact. A few months later, more positive news came when the European Central Bank announced a sovereign debt buying program, and the U.S. Federal Reserve launched a third round of quantitative easing.

Annual Report • 2012	PARNASSUS FUNDS

The Fund beat the Russell for the year by 1.3 percentage points and its Lipper peer group by 3.5 percentage points. The primary reason for the Fund’s outperformance was strong stock selection. Good stock-picking in the industrial, information technology and financial sectors helped us the most this year, while poor stock selection in the energy and utility sectors hurt the Fund.

Company Analysis

The Fund only had a handful of stocks that reduced the NAV in 2012. The stock that hurt us the most was natural-gas producer Ultra Petroleum. Its share price sank 38.8%, from $29.63 to $18.13, for a decrease of 9¢ for each fund share. In early 2012, unusually warm weather and an oversupply of natural gas caused prices to tumble from $3.02 to $1.91 per million British thermal unit (Btu), so earnings slumped. The stock moved higher as natural gas prices improved, increasing to $4 per Btu in October, driven by higher usage of natural gas by electric utilities. However, investor confidence eroded toward the end of the year, when the price fell to $3.37 per Btu on lower demand. As one of the lowest-cost natural gas producers, Ultra should see higher profits once gas prices rebound.

Check Point Software, a leading provider of security software, cost the Fund 4¢ per share, as its stock fell 9.3% from $52.54 to $47.64. Strong demand for security software boosted earnings in early 2012, but slower than expected billings growth, due to weakness in Europe, and a mix shift towards lower margin security products, dragged down the stock by year-end. We believe it will rebound as the company delivers higher earnings with its market-leading products and strong share buyback program.

Oil and gas producer Concho Resources fell 5.8% from our cost of $85.52 to $80.56, for a decrease of 3¢ to each fund share. Concerns about weak oil demand, particularly from Europe, caused oil prices to fall 10.6% from $101.34 to $90.62 per barrel in 2012, so earnings slumped. Investor sentiment sank after the company missed third quarter earnings expectations due to lower oil production in the West Texas Permian Basin. With a significant inventory of high-margin oil assets, we believe Concho is well-positioned to deliver higher cash flow in 2013.

The Fund’s biggest winner was Insperity, a provider of human-resource services to small businesses. Its stock surged 28.4% during the year, from $25.35 to $32.56, adding 23¢ to the NAV. Insperity is gaining clients because job growth has been good, and the company is expanding its service offerings. Also, in November, management announced shareholder-friendly initiatives including a $50 million share buyback and a 3.9% special dividend. We still like the stock, because management is further enhancing its service-offerings and growing its sales force by 20%, actions we expect to result in profitable growth.

SEI Investments, the investment technology solutions provider and asset-manager, was the Fund’s second-largest contributor. The shares jumped 34.5% during the year, from $17.35 to $23.34, adding 19¢ to the NAV. The bulk of company revenue is from fees earned from assets under management and administration, so the stock went up with the rising equity and debt markets. Investors are also excited about the Global Wealth Platform, the company’s best-in-class technology, which should drive higher profits in the coming years.

Equifax, the large, consumer-credit bureau, added 17¢ to each fund share, as its stock soared 39.7% during the year from $38.74 to $54.12. Banks and other lending institutions rely on the company’s credit score database to make loan decisions, so the stock rose with the housing market

Parnassus Mid-Cap Fund as of December 31, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Teleflex Inc.	4.1%

Waste Management Inc.	3.9%

Questar Corp.	3.9%

Shaw Communications Inc.	3.6%

Iron Mountain Inc.	3.2%

MDU Resources Group Inc.	3.2%

First Horizon National Corp.	3.2%

Sysco Corp.	3.2%

Applied Materials Inc.	3.1%

Pentair Ltd.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2012

improvement, including increasing home purchases and greater refinancing activity. The stock moved even higher in December, after management announced the highly accretive purchase of Computer Sciences Corporation’s credit services arm.

Outlook and Strategy

Almost all major banks are predicting that the stock market will go up in 2013. It’s hard to say whether this consensus is right, but we agree that the underlying driver is the slowly improving economy. The most positive development this past year was housing. Most predictions at the beginning of 2012 called for continued weakness, but instead we saw price stabilization and improvement, and lower inventories. We expect to see gradual housing market improvement in 2013, given the Fed’s commitment to low interest rates. Since housing market improvement creates jobs, the result should be another year of economic expansion.

Value on December 31, 2012 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

On the flip side, we’re concerned that the Fed’s low interest-rate policy will eventually result in inflation. While economic growth remains subdued, this inflation shouldn’t be a problem. However, when the economy picks up steam, inflation will likely set in, harming the overall economy.

Similar to the beginning of 2012, we are concerned about the European debt and economic crises. Despite the European Central Bank’s helpful actions last year, we worry about Germany’s willingness to support Spain and other highly indebted European countries. If Germany discontinues its support, the Euro-zone could implode, which would undoubtedly hurt the U.S. equity markets. As a result, we are wary of exposing the Fund to companies that earn a significant portion of their revenue and profit from Europe.

Since the beginning of last year, we have decreased our information technology exposure. We sold some technology names because of slowing revenue growth, regulatory concerns and European exposure. We also increased our exposure in the energy and utilities sectors. We believe natural gas prices will rebound over time, which favors names like Ultra Petroleum, a low-cost producer. We believe our oil holdings have strong prospects with their long-life oil reserves and solid cash flow generation. We are confident that our utility stocks will perform well going forward, because each of our holdings is a solid operator in a growing market.

Corporate profit-margins are currently at an all-time high and probably won’t go up much more. For the market to move higher, either earnings must rise or investors must pay greater multiples for stocks. If neither of these things happen, the market will probably go down, in which case our quality bias should provide downside protection. If they do occur, the Fund is well-positioned, because our process results in owning attractive companies with disciplined managers, above-market revenue growth rates and competitive advantages. This strategy has generated excellent results for investors so far, and we’re confident it will yield attractive risk-adjusted returns in the long run.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Portfolio Manager	Portfolio Manager

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of December 31, 2012, the NAV of the Parnassus Small-Cap Fund was $23.77, so after taking dividends into account, the total return for the quarter was 5.01%. This compares to a return of 1.85% for the Russell 2000 Index (“Russell 2000”) of smaller companies and 2.59% for the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), so we are well ahead of both our benchmarks.

For the year, the Fund was up 18.40% compared to 16.35% for the Russell 2000 and 14.74% for the Lipper average. Below is a table, comparing the performance of the Parnassus Small-Cap Fund with that of the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception. The Fund is ahead of all indices for all time periods, except that we are slightly behind the Russell 2000 for the three-year period, although we are ahead of the Lipper average for that time period. On page 18 is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2012

Parnassus Small-Cap Fund	18.40	12.14	8.53	8.35	1.22	1.20

Russell 2000 Index	16.35	12.25	3.56	6.53	NA	NA

Lipper Small-Cap Core Average	14.74	11.50	3.28	6.19	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

Company Analysis

Seven companies in the portfolio each accounted for a gain of 21¢ or more for the year, while only one accounted for a loss of 21¢ or more. The loser was Ceragon Networks, a manufacturer of microwave backhaul equipment, which connects cellular telephone towers to the main communications network. The stock sank 42.7% during the year from $7.70 to $4.41, slicing 24¢ off each fund share. Ceragon’s customers reduced their capital expenditures because of the weak economy, which resulted in less revenue and less cash on the balance sheet. This led to concerns about the company’s liquidity, so the company filed to issue $150 million in new securities. The liquidity concerns and the fear of dilution caused panic among investors and the stock hit new lows. We think the company has enough cash for normal operations, and they probably won’t issue the new securities, so we bought more shares at very low prices. Our view is that the growth of smartphones, tablets and other electronic devices will force Ceragon’s customers to increase capital expenditures, and when they do, Ceragon will get a big share of the business because of its low-cost products.

Of the seven companies making a significant contribution to the NAV, the biggest contributor was homebuilder PulteGroup, which climbed an astonishing 188% during the year from $6.31 to $18.16, while contributing 89¢ to the value of each fund share. New home construction increased 22% in 2012 and Pulte was a prime beneficiary. After losses in 2011, Pulte started earning money in 2012.

The second biggest contributor was First American Financial, a large title insurer that added 51¢ to each fund share, as its stock surged 90.1% from $12.67 to $24.09. Homeowners took advantage of unprecedented low interest rates to refinance their mortgages, and First American benefited because

PARNASSUS FUNDS	Annual Report • 2012

refinancing requires new title insurance. Although the refinancing boom is coming to an end, we are holding the stock, believing that improving home sales will drive another wave of growth.

Clothing-manufacturer Hanesbrands shot up 63.9% from $21.86 to $35.82 for a gain of 26¢ for each fund share. In May, the company divested its low-margin, private-label business and used the proceeds to reduce its debt. The company’s profit margins have increased substantially, as prices for cotton, its primary raw material, have dropped more than 60% from record highs in 2011.

Insperity, a provider of human resource services, climbed 28.4% from $25.35 to $32.56 while contributing 24¢ to the NAV. Its customers pay the company a monthly fee per employee, so Insperity’s revenue has increased along with the rising number of jobs in the country. The company has introduced new products and is increasing its sales force by 20%, so revenue should keep growing. Insperity also announced a special 3.9% dividend to shareholders.

Value on December 31, 2012 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The stock of homebuilder Toll Brothers soared 58.3% from $20.42 to $32.33 for an increase of 22¢ for each fund share. The strong housing recovery moved the stock much higher, although it did not go up as much as Pulte because Toll had already returned to profitability in 2011 while Pulte just became profitable in 2012. Pulte’s stock price dropped more in 2011 than Toll’s, so much of Pulte’s gain was a bounce-back from very depressed levels.

Arbitron, the industry-standard radio ratings-agency, added 22¢ to the NAV, as its stock gained 36% from $34.41 to $46.96 where we sold it. On December 18, Nielsen, the industry-standard television ratings-agency, made an offer for Arbitron for $48 a share in cash. We locked in our gain by selling our shares the same day, because we were concerned that the FTC might block the acquisition on antitrust grounds.

Ciena makes optical equipment for telecommunications, and it contributed 21¢ to each fund share, as its stock shot up 29.8% from $12.10 to $15.70. The company had a challenging 2011, when its customers delayed capital expenditures because of the weak economic environment. However, an enormous increase in the use of wireless devices is finally forcing telecommunications carriers to purchase more equipment. AT&T recently announced that it is increasing capital expenditures by 15% each year for the next three years, while Sprint-Nextel received an $8 billion investment from Softbank to upgrade the network.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund as of December 31, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Finisar Corp.	4.9%

Ciena Corp.	4.6%

First American Financial Corp.	4.4%

First Horizon National Corp.	4.4%

Insperity Inc.	4.2%

PulteGroup Inc.	4.1%

Harmonic Inc.	3.6%

VCA Antech Inc.	3.6%

Riverbed Technology Inc.	3.2%

W&T Offshore Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of December 31, 2012, the NAV of the Parnassus Workplace Fund was $22.17, so after taking dividends into account, the total return for the quarter was 2.03%. This compares to a loss of 0.38% for the S&P 500 Index (“S&P” 500) and a return of 0.23% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). We beat both our benchmarks by a substantial amount, posting a nice gain compared to a loss for the S&P 500 and a small fractional gain for the Lipper average.

For the year, the Workplace Fund was up 22.03%, compared to a gain of 16.00% for the S&P 500 and 14.95% for the Lipper average. We beat the S&P 500 by more than six percentage points and the Lipper average by more than seven percentage points, so it was a very good year. There was no one theme for this year’s outstanding performance. The five stocks that contributed the most to our returns were all from different industries.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the one-, three- and five-year periods and the period since inception. You’ll notice that the Fund is ahead of all benchmarks for all time periods, except that we’re slightly behind the S&P 500 for the three-year period, but we’re well ahead of the Lipper average for that period. The Workplace Fund has a remarkable long-term track record. Since inception on April 29, 2005, the Fund has placed fifth out of the 607 large-cap core funds followed by Lipper and for the five years ended December 31, 2012, the Fund placed third out of the 753 large-cap core funds followed by Lipper.* I think this long-term record shows that companies that are great places to work are also great investments. On the following page is a graph showing the growth of a hypothetical $10,000 investment in the Fund since inception.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2012

Parnassus Workplace Fund	22.03	10.69	9.02	8.99	1.16	1.16

S&P 500 Index	16.00	10.86	1.66	4.95	NA	NA

Lipper Large-Cap Core Average	14.95	8.93	0.68	4.41	NA	NA

* The Parnassus Workplace Fund placed 16th of 941 funds for the one-year period and 150th of 864 funds for the three-year period.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Five companies, all very different from each other, each accounted for a gain of 22¢ or more to the NAV. No stock accounted for a loss of 22¢ or more or even close to that. The stock making the biggest contribution to the value of our fund shares was Gilead Sciences, a company that specializes in medicine to treat HIV and liver disease. The stock soared an amazing 79.5% during the year, zooming from $40.93 to $73.45, while contributing 41¢ to each fund share. The company has had positive clinical trials for its new drug, Sofosbuvir, an innovative treatment for hepatitis C (HCV), a chronic virus that leads to liver failure. Gilead has also had success in its core HIV franchise, receiving FDA approval for Stribild, a four-in-one pill that combines two new Gilead-patented molecules with two existing therapies that offers patients higher HIV viral suppression with fewer side effects.

Scripps Networks Interactive, best known for its Food Network, Home and Garden Television (HGTV) and the Travel Channel, contributed 24¢ to the value of each fund share, as its stock shot up 36.5% from $42.42 to $57.92. Early in the year, its shares traded at depressed levels because of weak ratings. The company’s subsequent investment in new programming improved ratings, enabling Scripps to lock in higher affiliate fees and generate stronger than expected advertising revenues.

PARNASSUS FUNDS	Annual Report • 2012

Value on December 31, 2012 of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 29, 2005) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Shares of San Francisco-based Wells Fargo rose 24% from $27.56 to $34.18 during the year, increasing the value of each fund share by 24¢. The bank is reaping the rewards of prudent lending decisions made during the boom years and is using its healthy balance sheet to take market share from weakened competitors who are saddled with bad loans. In 2012, Wells Fargo originated more than 30% of all mortgages made in America and benefited enormously from the recovery in the housing market. The bank reported four consecutive quarters of record earnings, with each quarter higher than the one before it.

EBay’s stock added 23¢ to the NAV, as it jumped 42.6% from $30.33 at the start of the year to $43.26, where we sold it late in the year after it hit our target price. Led by strong growth in its PayPal online payments business, the company surpassed earnings estimates in early 2012. The stock moved even higher later in the year, as the company’s auction volumes rebounded, thanks to recent investments in mobile and improved online buyer experience.

Seagate Technology, a maker of hard-disk drives, added 22¢ to each fund share, as its stock soared 65.7% from $16.40 at the beginning of the year to $27.17 where we sold it during the year. A lot of the world’s production of drives takes place in Thailand, and floods in that country disrupted operations and limited the availability of key drive components. Seagate’s broader supplier base allowed it to build and ship more drives than its competitors and do it at higher prices. The stock price climbed much higher as Seagate’s gross margins rose from 20% to 37%. We sold the stock because of the temporary nature of Seagate’s good fortune.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of December 31, 2012 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	5.1%

Gilead Sciences Inc.	4.7%

Corning Inc.	4.5%

Intel Corp.	4.4%

Microsoft Corp.	4.3%

First Horizon National Corp.	4.2%

Charles Schwab Corp.	4.0%

Wells Fargo & Co.	4.0%

Autodesk Inc.	3.5%

C.H. Robinson Inc.	3.4%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of December 31, 2012, the NAV of the Parnassus Fixed-Income Fund was $17.56, producing a total return for the year of 2.08%, including dividends. This compares to a gain of 4.82% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 7.09% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”). For the fourth quarter, the Fund was down 0.25% compared to a gain of 0.37% for the Barclays Capital Index and a gain of 0.63% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 2012, the 30-day subsidized SEC yield was 0.65% and the unsubsidized SEC yield was 0.59%. On page 22 is a graph showing the growth of a hypothetical $10,000 investment in the Fund over the last 10 years.

2012 Review

2012 was a strong year for U.S. financial markets. Shrugging off the economic growth scare of the summer, U.S. investors regained confidence after the Federal Open Market Committee (FOMC) unveiled a third round of quantitative easing to support the economic recovery. In addition, the FOMC announced a major policy shift by saying that it will maintain its bond-buying program until the labor market improves substantially.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2012

Parnassus Fixed-Income Fund	2.08	5.28	5.25	4.93	0.81	0.75

Barclays Capital U.S. Government/Credit Bond Index	4.82	6.70	6.06	5.24	NA	NA

Lipper A-Rated Bond Fund Average	7.09	7.16	6.30	5.33	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2013, and may be continued indefinitely by the investment adviser on a year-to-year basis.

Buoyed by the central bank’s intervention, investors moved out of the safety of Treasury bonds and into stocks, corporate bonds and other riskier investments. U.S. corporate bonds were the best performing fixed-income asset class, returning 9.82% for the year. Mortgage-backed securities gained 2.59%, while U.S. Treasury bonds were up 1.99%.

The Fund returned 2.08% for the year, with all asset classes in the portfolio contributing positively to the NAV. Our investments in corporate bonds were the biggest winners, adding 26¢ to the NAV. U.S. Treasuries increased the NAV by 22¢ and our convertible bonds added 1¢. Despite the gain for the year, our performance was very disappointing because we underperformed both the Barclays Capital Index and the Lipper average. Our poor return relative to our benchmarks was due to two reasons.

The first was my decision to have a large exposure to the Treasury market, as I expected that Treasury bonds would outperform riskier assets in response to slowing economic growth. As of the end of the fourth quarter, U.S. Treasuries, not including Treasury Inflation-Protected Securities, represented 59.2% of the Fund’s total net assets, compared to 53.4% for the Barclays Capital Index.

During the year, economic forecasters continually reduced their projections for economic growth. However, this revised growth outlook didn’t dent investors’ optimism, as they focused on the

PARNASSUS FUNDS	Annual Report • 2012

FOMC’s commitment to provide easier financial conditions for households and businesses through its bond-buying program. As a result, U.S. Treasury bonds underperformed relative to riskier investments, such as corporate bonds.

The second reason for our poor performance was that our corporate bonds didn’t go up as much as the ones held in the Barclays Capital Index and the Lipper average. Low-rated bonds issued by financial institutions were the best performers among corporate bonds. For example, BBB-rated financial corporate bonds returned 17.95% for the year compared to only 5.91% for A-rated industrial corporate bonds.

At the end of the fourth quarter, our corporate bonds represented 30.3% of the Fund’s total net assets. Close to 70% of these bonds were rated A or better and were issued mainly by companies in the industrial, technology and healthcare sectors. Because of this higher rating bias and little exposure to the financial sector, our corporate bond holdings couldn’t keep up with the stronger returns of the benchmarks.

Outlook and Strategy

The recent U.S. budget deal removed the risk of severe spending cuts and tax increases that could have reduced GDP growth by almost 5% and caused a recession. The agreement on the fiscal cliff is good news, and financial markets have responded positively so far in January. However, I don’t think that this is an all-clear signal for the economy.

Value on December 31, 2012 of $10,000 invested on December 31, 2002

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The majority of the fiscal cliff mess is now behind us, but the agreement still involves legislation that will dampen economic growth. Goldman Sachs economists estimate that the drag to GDP growth will be about 1.5%. Also, the deal was primarily focused on increasing upper-income taxes, without addressing spending cuts or the debt ceiling. Therefore, the process in Washington is far from over, and we will likely experience recurring political setbacks and continued market volatility in 2013.

More importantly, the U.S. economy continues to face the economic challenges of a weak labor market combined with high private debt levels and high government deficits. Under current economic thinking, high unemployment is typically addressed through increased government spending. However, the current environment imposes on policymakers a conflicting objective of restoring fiscal credibility and promoting economic growth. Since a restrictive fiscal policy seems more likely for now, economic growth will likely be muted this year.

Overall, I think that the impact from rising taxes, potential cuts in government spending, and a persistent recessionary environment in Europe will likely result in slower domestic growth. With the consensus forecast expecting the U.S. economy to grow only 2.0% in 2013, there seems to be little room for error between growth and contraction. Therefore, I think this fragile growth environment will benefit safe Treasury bonds.

Parnassus Fixed-Income Fund as of December 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2012	PARNASSUS FUNDS

As of the end of 2012, the Fund is positioned for slow economic growth and low interest rates. U.S. Treasuries continue to be our largest holding, representing 59.2% of the Fund’s total net assets. The rest of the portfolio consists of corporate bonds (30.3%), convertible bonds (0.4%), short-term securities, other assets and liabilities (7.1%), and Treasury Inflation-Protected Securities (3%).

As always, I remain vigilant to changes in the economic and financial outlook and will position the portfolio accordingly. Thank you for your trust and investment in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2012

Responsible Investing Notes

By Milton Moskowitz

The Parnassus Funds are part of a community of investors who use such factors as environmental, social and corporate governance (ESG) standards to determine their investments, along with traditional financial considerations. The good news is that this community is growing --- very rapidly. In 2012 the Social Investment Forum released its biennial report on assets under management in this community. They now total $3.74 trillion, a 22% jump in two years.

The favorite phrase to describe this movement is “sustainable investment.” By the Forum’s count, there are now 443 institutional investors, 272 money managers and 1,043 community investment organizations in the social responsibility camp. The group includes 720 investment funds, an increase of 78% over the past two years.

There are other ways to measure this growth. Forty years ago, the Atlantic Richfield Company (now part of BP) became the first corporation to issue a social responsibility report. I know because they hired me to critique it and published the critique in the report. Today, the corporate responsibility report, if not exactly commonplace, is certainly not so unusual. An outfit called the Governance & Accountability Institute reports that 53% of the S&P 500 companies issue such reports, up from 19% in 2011.

Another measure is the increasing number of companies publishing their goals to reduce gashouse emissions. According to a group brought together by CERES, the World Wildlife Fund and Calvert Investments, 96 of the 173 companies on the Fortune 100 and the Global 100 have released such reports.

Parnassus portfolio companies have played leading roles in reporting their social responsibility programs. A sterling example is Target, a discount retailer based in Minneapolis. This company has had in place since 1946 a policy to donate 5% of its profits to non-profit groups in the 1,782 communities where it has stores. That comes to $4 million a week. In 2012, Target employees volunteered more than 475,000 hours of community service. A major move in 2013 will be the opening of its first store in Canada.

Microsoft, the world’s largest software company, has established a Living Well Health Center at its Redmond campus outside Seattle, where 32,000 employees work. The center offers primary medical care, lab tests, a full-service pharmacy and wellness coaching. Microsoft is one of the few companies that continue to cover 100% of the health insurance premiums for employees and all dependents. The company was recently ranked 5th in the Great Place To Work Institute’s list of “The World’s Best Multinational Workplaces.” Microsoft employs more than 103,000 employees across the world, nearly 39,000 of them based in locations outside the U.S. And Microsoft exports its culture: the company holds a place on best workplace lists in 23 countries…Wells Fargo, one of the world’s largest financial services company, has signed on as a member of CERES, a leader in rallying investors to set goals for sustainability and report regularly on their progress. The San Francisco-based bank has gone public with its commitment to reduce greenhouse gas emissions 35% by 2020 while also increasing energy efficiency by 40%. The bank has also pledged to invest $30 billion in environmentally sustainable businesses by 2020. On another front, Wells Fargo agreed to put up $55 million to provide down payments of $20,000 to low- and moderate-income families who want to buy homes. The program is part of its settlement of a fair-lending suit brought by the Justice Department. One-fifth of the $20,000 grant will be forgiven each year, so the entire $20,000 will be forgiven after five years. In 2012, Wells Fargo originated 30% of all the home mortgages in the nation.

In 1984, when Robert Levering and I published our first list of The 100 Best Companies to Work for in America, the specialty department store Nordstrom made the cut; it then had 36 stores, mostly on the West Coast, with a total of 9,000 employees. Today, with 231 stores across the country and more than 58,000 employees, it is one of only four companies which have been on every list we have ever done including the 15 annual ones produced for Fortune. In the pre-Nordstrom days, the picture of a typical department store showed a sea of women on the sales floor, paid close to minimum wage, overseen by a group of well-paid managers and executives, nearly all white men. Nordstrom is the prime example of how that picture has changed. Women make up 72% of the workforce and they represent a comparable percentage of managers and executives. In 1988, 15% of managers were people of color; today, they fill 30% of these positions. Three people of color and four women hold seats on the board of directors.

Annual Report • 2012	PARNASSUS FUNDS

Capital One, known mainly for its credit card commercials “What’s in your wallet?”, maintains a vaunted in-house learning organization called Capital One University. It offers both classroom and on-line instruction, with courses running into the thousands. The company has made five major bank acquisitions in the past eight years, expanding its workforce to 34,000. Capital One’s 401(k) program stands out as one of the most generous in the banking field: employees are enrolled automatically and Capital One will match employee contributions dollar for dollar up to 7.5% of pay.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Annual Report • 2012

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2012 through December 31, 2012.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$1,127.57	$5.03
Hypothetical (5% before expenses)	$1,000.00	$1,020.41	$4.77
Parnassus Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,082.94	$4.92
Hypothetical (5% before expenses)	$1,000.00	$1,020.41	$4.77
Parnassus Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,083.90	$3.67
Hypothetical (5% before expenses)	$1,000.00	$1,021.62	$3.56
Parnassus Mid-Cap Fund: Actual	$1,000.00	$1,074.06	$6.26
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.09
Parnassus Small-Cap Fund: Actual	$1,000.00	$1,090.09	$6.30
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.09
Parnassus Workplace Fund: Actual	$1,000.00	$1,116.82	$6.17
Hypothetical (5% before expenses)	$1,000.00	$1,019.30	$5.89
Parnassus Fixed-Income Fund: Actual	$1,000.00	$1,002.95	$3.78
Hypothetical (5% before expenses)	$1,000.00	$1,021.37	$3.81

*Expenses are equal to the Fund’s annualized expense ratio of 0.94%, 0.94%, 0.70%, 1.20%, 1.20%, 1.16% and 0.75% for the Parnassus Fund, Parnassus Equity Income Fund – Investor Shares, Parnassus Equity Income Fund – Institutional Shares, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund, Parnassus Workplace Fund and Parnassus Fixed-Income Fund, respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/366 (to reflect the one-half year period).

Annual Report • 2012	PARNASSUS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund) and the Parnassus Income Funds (comprised of Parnassus Equity Income Fund and Parnassus Fixed-Income Fund) (collectively, the “Trusts”) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 1, 2013

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS FUND

Portfolio of Investments as of December 31, 2012

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
235,000	Coach Inc.	2.8%	13,044,850

	Chemicals
300,000	Calgon Carbon Corp. [q]	0.9%	4,254,000

	Communications Equipment
240,000	QUALCOMM Inc.	3.2%	14,884,800

	Data Storage
550,000	Brocade Communications Systems Inc. [q]	0.6%	2,931,500

	Electronic Components
1,125,000	Corning Inc.	3.0%	14,197,500

	Financial Services
125,000	Capital One Financial Corp.		7,241,250
1,170,000	Charles Schwab Corp.		16,801,200
720,000	First Horizon National Corp.		7,135,200
250,000	JPMorgan Chase & Co.		10,992,500
650,000	TCF Financial Corp.		7,897,500
450,000	Wells Fargo & Co.		15,381,000

		13.9%	65,448,650

	Food Products
125,000	PepsiCo Inc.	1.8%	8,553,750

	Health Care Services
90,000	Express Scripts Holding Co. [q]	1.0%	4,860,000

	Home Builders
500,000	DR Horton Inc.		9,890,000
850,000	PulteGroup Inc. [q]		15,436,000
240,000	Toll Brothers Inc. [q]		7,759,200

		7.0%	33,085,200

	Insurance
120,000	Cigna Corp.		6,415,200
80,000	Verisk Analytics Inc. [q]		4,080,000

		2.3%	10,495,200

	Internet
15,000	Google Inc. [q]	2.3%	10,640,550

	Machinery
65,000	Deere & Co.	1.2%	5,617,300

	Media
200,000	Scripps Networks Interactive Inc.	2.5%	11,584,000

	Medical Equipment
75,000	Thermo Fisher Scientific Inc.	1.0%	4,783,500

	Natural Gas
200,000	MDU Resources Group Inc.	0.9%	4,248,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Networking Products
775,000	Cisco Systems Inc.		15,228,750
625,000	Riverbed Technology Inc. [q]		12,325,000

		5.8%	27,553,750

	Oil & Gas
690,000	W&T Offshore Inc.	2.4%	11,060,700

	Pharmaceuticals
225,000	Gilead Sciences Inc. [q]		16,526,250
110,000	Novartis AG (ADR)		6,963,000

		5.0%	23,489,250

	Professional Services
350,000	Insperity Inc.	2.4%	11,396,000

	Retail
225,000	Lowe’s Cos., Inc.		7,992,000
185,000	Target Corp.		10,946,450

		4.0%	18,938,450

	Semiconductor Capital Equipment
1,950,000	Applied Materials Inc.	4.7%	22,308,000

	Semiconductors
10,000	Altera Corp.		344,400
150,000	EZchip Semiconductor Ltd. [q,l]		4,960,500
850,000	Intel Corp.		17,535,500

		4.8%	22,840,400

	Software
250,000	Adobe Systems Inc. [q]		9,420,000
275,000	Autodesk Inc. [q]		9,721,250
625,000	Microsoft Corp.		16,706,250
220,000	VeriSign Inc. [q]		8,540,400

		9.5%	44,387,900

	Telecommunications Equipment
1,625,000	Ciena Corp. [q]		25,512,500
1,325,000	Finisar Corp. [q,l]		21,597,500
1,550,000	Harmonic Inc. [q]		7,858,500
5,000	Motorola Solutions Inc.		278,400

		11.8%	55,246,900

	Transportation
175,000	C.H. Robinson Inc.		11,063,500
250,000	Expeditors International of Washington Inc.		9,887,500

		4.5%	20,951,000

	Total investment in equities (cost $410,728,787)	99.3%	466,801,150

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2012 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Albina Community Bank 0.40%, matures 01/24/2013		99,749
100,000	Carver Federal Savings Bank 0.60%, matures 02/18/2013		99,463
100,000	Community Bank of the Bay 0.40%, matures 07/15/2013		97,864
100,000	Eastern Bank 0.10%, matures 01/29/2013		99,683
100,000	Latino Community Credit Union 0.80%, matures 02/20/2013		99,454
100,000	Metro Bank 0.30%, matures 05/10/2013		98,588
100,000	Opportunities Credit Union 0.20%, matures 04/25/2013		98,740
100,000	Self-Help Credit Union 1.05%, matures 01/14/2013		99,858
100,000	Southern Bancorp Bank 0.50%, matures 01/12/2013		99,880

		0.2%	893,279

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2013		196,548
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2013		199,087
100,000	Vermont Community Loan Fund 1.00%, matures 10/15/2013		95,282

		0.1%	490,917

	Time Deposits
1,139,800	BBH Cash Management Service
	Bank of America, London 0.03%, due 01/02/2013	0.2%	1,139,800

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
22,290,057	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.03%	4.8%	22,290,057

	Total short-term securities (cost $24,814,053)	5.3%	24,814,053

	Total securities (cost $435,542,840)	104.6%	491,615,203

	Payable upon return of securities loaned	(4.8%)	(22,290,057)

	Other assets and liabilities - net	0.2%	810,372

	Total net assets	100.0%	470,135,518

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2012. The total value of the securities on loan at December 31, 2012 was $21,809,995.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2012

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
1,432,083	Compass Minerals International Inc.		106,990,921
1,000,000	Praxair Inc.		109,450,000

		4.3%	216,440,921

	Communications Equipment
1,700,000	QUALCOMM Inc.	2.1%	105,434,000

	Consulting Services
1,000,000	Accenture PLC	1.3%	66,500,000

	Cosmetics & Personal Care
3,350,000	Procter & Gamble Co.	4.5%	227,431,500

	Data Processing
3,700,000	Paychex Inc.	2.3%	115,218,000

	Financial Services
11,209,656	Charles Schwab Corp.		160,970,660
275,000	MasterCard Inc.		135,102,000

		5.9%	296,072,660

	Food Products
2,250,670	McCormick & Co.		142,985,065
3,100,000	PepsiCo Inc.		212,133,000
4,650,000	Sysco Corp.		147,219,000

		10.0%	502,337,065

	Footwear
1,073,824	Nike Inc.	1.1%	55,409,318

	Home Products
1,131,000	WD-40 Co.	1.1%	53,281,410

	Industrial Manufacturing
3,177,757	Pentair Ltd.		156,186,757
2,857,914	Teleflex Inc.		203,797,847

		7.2%	359,984,604

	Insurance
1,000,000	Verisk Analytics Inc. [q]	1.0%	51,000,000

	Internet
250,000	Google Inc. [q]	3.5%	177,342,500

	Medical Equipment
2,337,521	Patterson Companies Inc.	1.6%	80,013,344

	Natural Gas
2,246,000	Energen Corp.		101,272,140
4,802,500	MDU Resources Group Inc.		102,005,100
1,563,129	Northwest Natural Gas Co.		69,090,302
4,523,041	Spectra Energy Corp.		123,840,863

		7.9%	396,208,405

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
4,000,000	W&T Offshore Inc.	1.3%	64,120,000

	Pharmaceuticals
2,750,000	Gilead Sciences Inc. [q]		201,987,500
1,600,000	Novartis AG (ADR)		101,280,000
1,850,000	Valeant Pharmaceuticals International Inc. [q]		110,574,500

		8.2%	413,842,000

	Professional Services
4,887,485	Iron Mountain Inc.	3.0%	151,756,409

	Retail
3,150,000	CVS Caremark Corp.		152,302,500
2,200,000	Target Corp.		130,174,000

		5.6%	282,476,500

	Semiconductor Capital Equipment
17,557,107	Applied Materials Inc.	4.0%	200,853,304

	Telecommunications Equipment
2,044,403	Motorola Solutions Inc.	2.3%	113,832,359

	Telecommunications Provider
5,340,325	Shaw Communications Inc. [l]	2.4%	122,720,669

	Transportation
2,300,000	C.H. Robinson Inc.		145,406,000
304,469	Expeditors International of Washington Inc.		12,041,749
1,550,000	United Parcel Service Inc.		114,281,500

		5.4%	271,729,249

	Utility & Power Distribution
1,446,700	AGL Resources Inc.		57,824,599
8,000,000	Questar Corp.		158,080,000

		4.3%	215,904,599

	Waste Management
5,869,738	Waste Management Inc.	3.9%	198,044,960

	Total investment in equities (cost $3,872,324,101)	94.2%	4,737,953,776

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
100,000	Community Bank of the Bay 0.40%, matures 07/15/2013		97,863

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of December 31, 2012 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
250,000	Community Trust Credit Union 0.80%, matures 10/15/2013		242,137

		0.0%	340,000

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 01/26/2012, matures 01/24/2013, 0.20%; Participating depository institutions: EverBank, par 81,870; Republic Bank & Trust Company, par 241,000; Sovereign Bank, par 177,130; (cost $498,629)		498,629
500,000	CDARS agreement with Community Bank of the Bay, dated 02/09/2012, matures 02/07/2013, 0.20%; Participating depository institutions: Flagstar Bank, par 200,130; Southwest Bank, par 238,500; Sovereign Bank, par 61,370; (cost $497,969)		497,969
500,000	CDARS agreement with Community Bank of the Bay, dated 10/11/2012, matures 10/10/2013, 0.15%; Participating depository institutions: Citizens Business Bank, par 180,341; Peoples State Bank, par 241,000; United Community Bank, par 78,659; (cost $484,507)		484,507
500,000	CDARS agreement with Community Bank of the Bay, dated 10/18/2012, matures 10/17/2013, 0.15%; Participating depository institutions: Bank of the West, par 221,129; Flagstar Bank, par 38,370; The Huntington National Bank, par 241,000; (cost $484,121)		484,121

		0.0%	1,965,226

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2013		98,274
5,000,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2013		4,764,110
100,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2013		96,778

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)
200,000	Root Capital Loan Fund 1.50%, matures 01/25/2013		199,214
100,000	Vermont Community Loan Fund 1.00%, matures 04/15/2013		98,274

		0.1%	5,256,650

	Time Deposits
280,933,549	BBH Cash Management Service Bank of America, London 0.03%, due 01/02/2013		77,276,521
	Citibank, London 0.03%, due 01/02/2013		97,513,213
	JPMorgan Chase, London 0.03%, due 01/02/2013		82,244,746
	Wells Fargo, Grand Cayman 0.03%, due 01/02/2013		23,899,069

		5.6%	280,933,549

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
90,748,963	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class variable rate, 0.03%	1.8%	90,748,963

	Total short-term securities (cost $379,244,388)	7.5%	379,244,388

	Total securities (cost $4,251,568,489)	101.7%	5,117,198,164

	Payable upon return of securities loaned	(1.8%)	(90,748,963)

	Other assets and liabilities - net	0.1%	3,839,906

	Total net assets	100.0%	5,030,289,107

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2012. The total value of the securities on loan at December 31, 2012 was $88,605,770.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS MID-CAP FUND

Portfolio of Investments as of December 31, 2012

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
38,000	Coach Inc.	1.6%	2,109,380

	Chemicals
45,000	Compass Minerals International Inc.	2.6%	3,361,950

	Consulting Services
43,000	Teradata Corp. [q]	2.1%	2,661,270

	Data Processing
55,000	Equifax Inc.		2,976,600
32,000	Fiserv Inc. [q]		2,528,960
80,000	Paychex Inc.		2,491,200

		6.2%	7,996,760

	Financial Services
16,500	Capital One Financial Corp.		955,845
237,290	Charles Schwab Corp.		3,407,484
412,000	First Horizon National Corp.		4,082,920
140,000	SEI Investments Co.		3,267,600

		9.1%	11,713,849

	Food Products
28,500	McCormick & Co.		1,810,605
128,900	Sysco Corp.		4,080,974

		4.6%	5,891,579

	Health Care Products
72,900	DENTSPLY International Inc.	2.2%	2,887,569

	Industrial Manufacturing
80,000	Pentair Ltd.		3,932,000
73,500	Teleflex Inc.		5,241,285

		7.1%	9,173,285

	Insurance
35,000	Verisk Analytics Inc. [q]	1.4%	1,785,000

	Media
36,000	Scripps Networks Interactive Inc.	1.6%	2,085,120

	Medical Equipment
96,825	Patterson Companies Inc.	2.6%	3,314,320

	Natural Gas
54,700	Energen Corp.		2,466,423
195,000	MDU Resources Group Inc.		4,141,800
120,000	Spectra Energy Corp.		3,285,600

		7.6%	9,893,823

	Oil & Gas
30,400	Concho Resources Inc. [q]		2,449,024
60,650	Noble Corp.		2,111,833

Shares	Equities	Percent of Net Assets	Market Value ($)
83,700	Ultra Petroleum Corp. [q,l]		1,517,481

		4.7%	6,078,338

	Pharmaceuticals
56,000	Valeant Pharmaceuticals International Inc. [q]	2.6%	3,347,120

	Professional Services
112,500	Insperity Inc.		3,663,000
134,500	Iron Mountain Inc.		4,176,225

		6.0%	7,839,225

	Retail
20,950	Nordstrom Inc.	0.9%	1,120,825

	Semiconductor Capital Equipment
345,000	Applied Materials Inc.	3.1%	3,946,800

	Services
21,000	Ecolab Inc.	1.2%	1,509,900

	Software
61,300	Check Point Software Technologies Ltd. [q]		2,920,332
98,400	Synopsys Inc. [q]		3,133,056

		4.7%	6,053,388

	Telecommunications Equipment
65,000	Motorola Solutions Inc.	2.8%	3,619,200

	Telecommunications Provider
200,000	Shaw Communications Inc. [l]	3.6%	4,596,000

	Transportation
58,000	C.H. Robinson Inc.		3,666,760
82,875	Expeditors International of Washington Inc.		3,277,706

		5.4%	6,944,466

	Utility & Power Distribution
95,690	AGL Resources Inc.		3,824,729
255,000	Questar Corp.		5,038,800

		6.9%	8,863,529

	Waste Management
150,000	Waste Management Inc.	3.9%	5,061,000

	Total investment in equities (cost $110,447,471)	94.5%	121,853,696

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of December 31, 2012 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
6,087,370	BBH Cash Management Service
	JPMorgan Chase, London 0.03%, due 01/02/2013	4.7%	6,087,370

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
5,650,002	Invesco Aim Government & Agency Portfolio
	Short-Term Investments Trust, Institutional Class variable rate, 0.03%	4.4%	5,650,002

	Total short-term securities (cost $11,737,372)	9.1%	11,737,372

	Total securities (cost $122,184,843)	103.6%	133,591,068

	Payable upon return of securities loaned	(4.4%)	(5,650,002)

	Other assets and liabilities - net	0.8%	1,022,828

	Total net assets	100.0%	128,963,894

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2012. The total value of the securities on loan at December 31, 2012 was $5,512,757.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of December 31, 2012

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
275,000	Hanesbrands Inc. [q]	1.4%	9,850,500

	Auto Parts
650,000	Gentex Corp.	1.8%	12,233,000

	Biotechnology
105,000	Bio-Rad Laboratories Inc. [q]		11,030,250
1,750,000	InterMune Inc. [q,l]		16,957,500
300,000	Salix Pharmaceuticals Ltd. [q]		12,144,000

		5.8%	40,131,750

	Building Materials
190,000	Simpson Manufacturing Co., Inc.	0.9%	6,230,100

	Chemicals
1,475,000	Calgon Carbon Corp. [q]		20,915,500
185,000	Compass Minerals International Inc.		13,821,350
385,000	Intrepid Potash Inc. [q]		8,196,650

		6.3%	42,933,500

	Data Storage
1,230,000	Brocade Communications Systems Inc. [q]	1.0%	6,555,900

	Financial Services
1,345,000	Artio Global Investors Inc.		2,555,500
1,250,000	First American Financial Corp.		30,112,500
3,000,000	First Horizon National Corp.		29,730,000
850,000	Pinnacle Financial Partners Inc. [q]		16,014,000
1,275,000	TCF Financial Corp.		15,491,250

		13.8%	93,903,250

	Health Care Products
125,000	Sirona Dental Systems Inc. [q]	1.2%	8,057,500

	Health Care Services
1,150,000	VCA Antech Inc. [q]	3.6%	24,207,500

	Home Builders
1,525,000	PulteGroup Inc. [q]		27,694,000
375,000	Toll Brothers Inc. [q]		12,123,750

		5.9%	39,817,750

	Industrial Manufacturing
140,000	Teleflex Inc.	1.5%	9,983,400

	Natural Gas
180,000	Energen Corp.		8,116,200
950,000	MDU Resources Group Inc.		20,178,000

		4.2%	28,294,200

	Networking Products
1,100,000	Riverbed Technology Inc. [q]	3.2%	21,692,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Oil & Gas
475,000	Energy XXI (Bermuda) Ltd.		15,290,250
1,305,000	W&T Offshore Inc.		20,919,150

		5.3%	36,209,400

	Professional Services
870,000	Insperity Inc.		28,327,200
375,000	Iron Mountain Inc.		11,643,750

		5.9%	39,970,950

	Semiconductors
600,000	EZchip Semiconductor Ltd. [q,l]		19,842,000
3,200,000	PMC-Sierra Inc. [q]		16,672,000

		5.4%	36,514,000

	Software
1,450,000	Checkpoint Systems Inc. [q]		15,573,000
1,300,000	ClickSoftware Technologies Ltd. (ADR)		10,933,000
555,000	Compuware Corp. [q]		6,032,850
680,000	Mentor Graphics Corp. [q]		11,573,600
450,000	VeriSign Inc. [q]		17,469,000

		9.1%	61,581,450

	Telecommunications Equipment
2,900,000	Ceragon Networks Ltd. [q]		12,789,000
2,000,000	Ciena Corp. [q]		31,400,000
2,050,000	Finisar Corp. [q,l]		33,415,000
4,875,000	Harmonic Inc. [q]		24,716,250

		15.0%	102,320,250

	Utility & Power Distribution
275,000	AGL Resources Inc.		10,991,750
1,025,000	Questar Corp.		20,254,000

		4.5%	31,245,750

	Total investment in equities (cost $617,141,318)	95.8%	651,732,150

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
29,160,819	BBH Cash Management Service
	Citibank, London 0.03%, due 01/02/2013	4.3%	29,160,819

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of December 31, 2012 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
54,539,233	Invesco Aim Government & Agency Portfolio
	Short-Term Investments Trust, Institutional Class
	variable rate, 0.03%	8.1%	54,539,233

	Total short-term securities (cost $83,700,052)	12.4%	83,700,052

	Total securities (cost $700,841,370)	108.2%	735,432,202

	Payable upon return of securities loaned	(8.1%)	(54,539,233)

	Other assets and liabilities - net	(0.1%)	(912,592)

	Total net assets	100.0%	679,980,377

q This security is non-income producing.

l This security, or partial position of this security, was on loan at December 31, 2012. The total value of the securities on loan at December 31, 2012 was $53,292,178.

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of December 31, 2012

Shares	Equities	Percent of Net Assets	Market Value ($)

	Biotechnology
50,000	Bio-Rad Laboratories Inc. [q]	1.9%	5,252,500

	Building Materials
200,000	Simpson Manufacturing Co., Inc.	2.3%	6,558,000

	Communications Equipment
150,000	QUALCOMM Inc.	3.3%	9,303,000

	Consulting Services
50,000	Accenture PLC	1.2%	3,325,000

	Cosmetics & Personal Care
130,000	Procter & Gamble Co.	3.1%	8,825,700

	Data Storage
300,000	Brocade Communications Systems Inc. [q]	0.6%	1,599,000

	Electronic Components
1,000,000	Corning Inc.	4.5%	12,620,000

	Financial Services
125,000	Capital One Financial Corp.		7,241,250
775,000	Charles Schwab Corp.		11,129,000
1,200,000	First Horizon National Corp.		11,892,000
500,000	TCF Financial Corp.		6,075,000
325,000	Wells Fargo & Co.		11,108,500

		16.9%	47,445,750

	Food Products
100,000	PepsiCo Inc.	2.4%	6,843,000

	Industrial Manufacturing
17,500	3M Co.	0.6%	1,624,875

	Insurance
145,000	Cigna Corp.	2.8%	7,751,700

	Internet
9,000	Google Inc. [q]	2.3%	6,384,330

	Machinery
85,000	Deere & Co.	2.6%	7,345,700

	Media
90,000	Scripps Networks Interactive Inc.	1.9%	5,212,800

	Natural Gas
325,000	MDU Resources Group Inc.	2.5%	6,903,000

	Networking Products
450,000	Cisco Systems Inc.		8,842,500
400,000	Riverbed Technology Inc. [q]		7,888,000

		5.9%	16,730,500

Shares	Equities	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
180,000	Gilead Sciences Inc. [q]		13,221,000
135,000	Novartis AG (ADR)		8,545,500

		7.7%	21,766,500

	Professional Services
200,000	Insperity Inc.	2.3%	6,512,000

	Retail
20,000	Costco Wholesale Corp.		1,975,400
190,000	Lowe’s Cos., Inc.		6,748,800
150,000	Target Corp.		8,875,500

		6.3%	17,599,700

	Semiconductor Capital Equipment
1,250,000	Applied Materials Inc.	5.1%	14,300,000

	Semiconductors
10,000	Altera Corp.		344,400
600,000	Intel Corp.		12,378,000

		4.5%	12,722,400

	Software
150,000	Adobe Systems Inc. [q]		5,652,000
280,000	Autodesk Inc. [q]		9,898,000
450,000	Microsoft Corp.		12,028,500

		9.8%	27,578,500

	Transportation
150,000	C.H. Robinson Inc.		9,483,000
210,000	Expeditors International of Washington Inc.		8,305,500

		6.3%	17,788,500

	Total investment in equities (cost $246,488,920)	96.8%	271,992,455

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
8,484,729	BBH Cash Management Service
	Citibank, London 0.03%, due 01/02/2013	3.0%	8,484,729

	Total short-term securities (cost $8,484,729)	3.0%	8,484,729

	Total securities (cost $254,973,649)	99.8%	280,477,184

	Other assets and liabilities - net	0.2%	551,729

	Total net assets	100.0%	281,028,913

	q This security is non-income producing.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2012

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Health Care Services
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	0.4%	996,875

	Total investment in convertible bonds (cost $708,920)	0.4%	996,875

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,614,879	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.8%	1,889,409

	Chemicals
2,500,000	Praxair Inc. 4.38%, due 03/31/2014		2,618,118
3,000,000	Praxair Inc. 4.50%, due 08/15/2019		3,473,475

		2.7%	6,091,593

	Computers
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	0.9%	2,097,294

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014		2,148,142
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015		530,875
4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022		4,070,520

		3.0%	6,749,537

	Data Processing
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	0.9%	2,096,906

	Health Care Products
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	1.0%	2,277,184

	Internet
3,000,000	Google Inc. 3.63%, due 05/19/2021	1.5%	3,338,514

	Networking Products
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.4%	3,200,554

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Pharmaceuticals
3,000,000	Genentech Inc. 4.75%, due 07/15/2015		3,308,463
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015		3,214,218
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021		2,285,708

		3.9%	8,808,389

	Retail
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021		2,255,858
2,000,000	Lowe’s Cos., Inc. 3.80%, due 11/15/2021		2,209,244
1,493,000	Target Corp. 5.13%, due 01/15/2013		1,495,371
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015		3,802,659

		4.3%	9,763,132

	Semiconductor Capital Equipment
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021		2,232,938
2,000,000	Applied Materials Inc. 5.85%, due 06/15/2041		2,440,368

		2.1%	4,673,306

	Software
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015		2,094,366
2,000,000	Intuit Inc. 5.75%, due 03/15/2017		2,307,084

		1.9%	4,401,450

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017		2,354,214
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019		2,305,514

		2.1%	4,659,728

	Utility & Power Distribution
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	1.1%	2,383,704

	Waste Management
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015		3,355,095
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017		2,431,664

		2.7%	5,786,759

	Total investment in corporate bonds (cost $62,987,293)	30.3%	68,217,459

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of December 31, 2012 (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
4,000,000	U.S. Treasury 1.75%, due 04/15/2013		4,018,752
4,500,000	U.S. Treasury 1.13%, due 06/15/2013		4,520,390
4,500,000	U.S. Treasury 3.13%, due 09/30/2013		4,598,262
5,000,000	U.S. Treasury 2.00%, due 11/30/2013		5,082,420
6,000,000	U.S. Treasury 2.63%, due 06/30/2014		6,214,218
6,000,000	U.S. Treasury 2.38%, due 09/30/2014		6,222,654
3,000,000	U.S. Treasury 2.50%, due 04/30/2015		3,152,814
3,000,000	U.S. Treasury 2.13%, due 05/31/2015		3,130,077
6,000,000	U.S. Treasury 1.88%, due 06/30/2015		6,232,500
1,000,000	U.S. Treasury 1.50%, due 07/31/2016		1,036,875
4,000,000	U.S. Treasury 2.75%, due 05/31/2017		4,373,124
3,500,000	U.S. Treasury 2.50%, due 06/30/2017		3,791,757
4,000,000	U.S. Treasury 3.75%, due 11/15/2018		4,657,812
5,000,000	U.S. Treasury 2.75%, due 02/15/2019		5,536,330
2,000,000	U.S. Treasury 3.63%, due 08/15/2019		2,328,906
4,000,000	U.S. Treasury 3.38%, due 11/15/2019		4,599,063
5,000,000	U.S. Treasury 3.63%, due 02/15/2020		5,842,190
5,000,000	U.S. Treasury 3.50%, due 05/15/2020		5,805,080
6,000,000	U.S. Treasury 2.13%, due 08/15/2021		6,307,500
6,000,000	U.S. Treasury 2.00%, due 02/15/2022		6,204,846
6,000,000	U.S. Treasury 1.75%, due 05/15/2022		6,052,032
6,000,000	U.S. Treasury 3.50%, due 02/15/2039		6,782,814
6,000,000	U.S. Treasury 4.38%, due 05/15/2040		7,810,314
6,000,000	U.S. Treasury 3.75%, due 08/15/2041		7,051,872
6,000,000	U.S. Treasury 3.13%, due 11/15/2041		6,280,314
6,000,000	U.S. Treasury 3.00%, due 05/15/2042		6,112,500

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
2,518,940	U.S. Treasury (TIPS) 1.88%, due 07/15/2013		2,559,480
1,104,170	U.S. Treasury (TIPS) 1.63%, due 01/15/2018		1,280,579
2,208,340	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		2,858,592

	Total investment in U.S. government treasury bonds (cost $134,002,137)	62.2%	140,444,067

	Total investment in long-term securities (cost $197,698,350)	92.9%	209,658,401

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.50%, matures 10/15/2013	1.1%	2,382,055

	Time Deposits
12,223,403	BBH Cash Management Service Citibank, London 0.03%, due 01/02/2013	5.4%	12,223,403

	Total short-term securities (cost $14,605,458)	6.5%	14,605,458

	Total securities (cost $212,303,808)	99.4%	224,263,859

	Other assets and liabilities - net	0.6%	1,459,421

	Total net assets	100.0%	225,723,280

	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Assets

Investments in common stocks and bonds, at market value

(cost $410,728,787, $3,872,324,101, $110,447,471)	$466,801,150	$4,737,953,776	$121,853,696

Investments in short-term securities

(at cost which approximates market value)	24,814,053	379,244,388	11,737,372

Cash	169,758	262,991	217

Receivables

Dividends and interest	150,552	4,353,238	71,064

Capital shares sold	1,824,843	12,749,273	1,316,673

Other assets	58,685	152,739	16,850

Total assets	$493,819,041	$5,134,716,405	$134,995,872
Liabilities

Payable upon return of loaned securities	22,290,057	90,748,963	5,650,002

Capital shares redeemed	831,062	9,997,906	232,735

Fees payable to Parnassus Investments	293,541	2,835,738	108,755

Accounts payable and accrued expenses	268,863	844,691	40,486

Total liabilities	$23,683,523	$104,427,298	$6,031,978

Net assets	$470,135,518	$5,030,289,107	$128,963,894
Net assets consist of

Undistributed net investment income	338,083	4,573,346	100,402

Unrealized appreciation on securities	56,072,363	865,629,675	11,406,225

Accumulated net realized gain	3,713,223	33,438,195	417,511

Capital paid-in	410,011,849	4,126,647,891	117,039,756

Total net assets	$470,135,518	$5,030,289,107	$128,963,894
Net asset value and offering per share

Net assets investor shares	$470,135,518	$4,023,309,097	$128,963,894

Net assets institutional shares	-	$1,006,980,010	-

Shares outstanding investor shares	11,572,877	137,768,126	6,361,601

Shares outstanding institutional shares	-	34,415,285	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$40.62	$29.20	$20.27

Institutional shares	-	$29.26	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Assets

Investments in common stocks and bonds, at market value

(cost $617,141,318, $246,488,920, $197,698,350)	$651,732,150	$271,992,455	$209,658,401

Investments in short-term securities

(at cost which approximates market value)	83,700,052	8,484,729	14,605,458

Cash	553	330	217

Receivables

Dividends and interest	264,128	129,850	1,530,364

Capital shares sold	852,400	964,901	173,181

Other assets	76,659	27,094	13,238

Total assets	$736,625,942	$281,599,359	$225,980,859
Liabilities

Payable upon return of loaned securities	54,539,233	-	-

Capital shares redeemed	1,371,870	292,230	75,932

Fees payable to Parnassus Investments	563,987	208,476	103,712

Accounts payable and accrued expenses	170,475	69,740	77,935

Total liabilities	$56,645,565	$570,446	$257,579

Net assets	$679,980,377	$281,028,913	$225,723,280
Net assets consist of

Undistributed net investment income	-	89,589	28,376

Unrealized appreciation on securities	34,590,832	25,503,535	11,960,051

Accumulated net realized gain (loss)	(3,404,666)	1,953,912	444,119

Capital paid-in	648,794,211	253,481,877	213,290,734

Total net assets	$679,980,377	$281,028,913	$225,723,280
Net asset value and offering per share

Net assets investor shares	$679,980,377	$281,028,913	$225,723,280

Net assets institutional shares	-	-	-

Shares outstanding investor shares	28,606,359	12,676,393	12,852,157

Shares outstanding institutional shares	-	-	-

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$23.77	$22.17	$17.56

Institutional shares	-	-	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

STATEMENT OF OPERATIONS

December 31, 2012

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund
Investment income

Dividends

(net of foreign tax witholding of $0, $1,011,886, $14,415)	$6,285,584	$104,191,747	$1,709,050

Interest	20,233	237,573	2,013

Securities lending	122,476	232,193	9,207

Other income	-	25	-

Total investment income	$6,428,293	$104,661,538	$1,720,270
Expenses

Investment advisory fees	2,600,746	27,798,328	729,678

Transfer agent fees

Investor shares	358,195	1,344,095	61,565

Institutional shares	-	85,161	-

Fund administration	149,654	1,709,345	32,019

Service provider fees	263,181	7,283,023	140,687

Reports to shareholders	57,329	620,985	21,091

Registration fees and expenses	21,276	129,249	28,010

Custody fees	38,287	157,856	8,512

Professional fees	78,083	175,698	24,342

Trustee fees and expenses	14,712	167,184	2,544

Proxy voting fees	4,886	4,886	4,886

Pricing service fees	4,037	7,218	4,037

Other expenses	15,179	116,847	2,284

Total expenses	$3,605,565	$39,599,875	$1,059,655

Fees waived by Parnassus Investments	-	-	(24,304)

Net expenses	$3,605,565	$39,599,875	$1,035,351

Net investment income	$2,822,728	$65,061,663	$684,919
Realized and unrealized gain on investments

Net realized gain from securities transactions	38,628,021	158,577,885	3,940,018

Net change in unrealized appreciation of securities	49,389,071	429,061,129	8,652,009

Net realized and unrealized gain on securities	$88,017,092	$587,639,014	$12,592,027

Net increase in net assets resulting from operations	$90,839,820	$652,700,677	$13,276,946

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

STATEMENT OF OPERATIONS

December 31, 2012 (continued)

	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Investment income

Dividends

(net of foreign tax witholding of $105,121, $0, $0)	$7,212,383	$4,134,412	$-

Interest	9,623	4,525	5,587,409

Securities lending	597,384	-	202

Other income	-	2,497	-

Total investment income	$7,819,390	$4,141,434	$5,587,611
Expenses

Investment advisory fees	5,739,616	1,997,082	1,106,273

Transfer agent fees

Investor shares	819,690	142,813	158,558

Institutional shares	-	-	-

Fund administration	246,451	91,735	82,452

Service provider fees	1,000,782	411,926	266,804

Reports to shareholders	158,462	50,153	32,668

Registration fees and expenses	44,747	35,279	35,114

Custody fees	32,390	13,315	8,831

Professional fees	62,893	33,106	42,722

Trustee fees and expenses	26,757	8,974	8,785

Proxy voting fees	4,886	4,886	-

Pricing service fees	4,037	4,037	3,656

Other expenses	21,565	6,986	6,669

Total expenses	$8,162,276	$2,800,292	$1,752,532

Fees waived by Parnassus Investments	(234,016)	-	(98,573)

Net expenses	$7,928,260	$2,800,292	$1,653,959

Net investment income (loss)	$(108,870)	$1,341,142	$3,933,652
Realized and unrealized gain on investments

Net realized gain from securities transactions	2,546,701	19,713,405	443,957

Net change in unrealized appreciation of securities	109,255,075	26,335,362	99,851

Net realized and unrealized gain on securities	$111,801,776	$46,048,767	$543,808

Net increase in net assets resulting from operations	$111,692,906	$47,389,909	$4,477,460

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2012

	Parnassus Fund		Parnassus Equity Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Investment income (loss) from operations
Net investment income	$2,822,728	$1,519,647	$65,061,663	$46,776,291
Net realized gain from securities transactions	38,628,021	21,660,697	158,577,885	133,047,005
Net change in unrealized appreciation (depreciation)	49,389,071	(62,273,359)	429,061,129	(68,072,705)
Increase (decrease) in net assets resulting from operations	$90,839,820	$(39,093,015)	$652,700,677	$111,750,591
Distributions
From net investment income
Investor shares	(9,038,094)	(1,230,208)	(99,149,285)	(39,456,429)
Institutional shares	-	-	(25,615,604)	(7,634,701)
From realized capital gains
Investor shares	(28,877,922)	(29,088,025)	(58,989,019)	(55,849,963)
Institutional shares	-	-	(14,243,218)	(9,990,416)
Distributions to shareholders	$(37,916,016)	$(30,318,233)	$(197,997,126)	$(112,931,509)
Capital share transactions
Investor shares
Proceeds from sale of shares	142,515,430	179,826,213	919,395,706	967,612,081
Reinvestment of dividends	36,803,472	28,801,379	148,863,674	92,158,741
Shares repurchased	(116,678,830)	(229,101,779)	(820,365,375)	(810,600,550)
Institutional shares
Proceeds from sale of shares	-	-	511,214,786	321,381,379
Reinvestment of dividends	-	-	27,478,143	15,273,239
Shares repurchased	-	-	(239,941,100)	(113,534,763)
Increase (decrease) in net assets from capital share transactions	62,640,072	(20,474,187)	546,645,834	472,290,127
Increase (decrease) in net assets	$115,563,876	$(89,885,435)	$1,001,349,385	$471,109,209
Net Assets
Beginning of year	354,571,642	444,457,077	4,028,939,722	3,557,830,513
End of year	$470,135,518	$354,571,642	$5,030,289,107	$4,028,939,722
Undistributed net investment income	$338,083	$315,617	$4,573,346	$29,524
Shares issued and redeemed
Investor shares
Shares sold	3,472,615	4,311,928	32,388,933	36,235,212
Shares issued through dividend reinvestment	955,905	837,999	5,175,425	3,565,198
Shares repurchased	(2,921,063)	(6,062,637)	(28,783,567)	(30,557,725)
Institutional shares
Shares sold	-	-	17,890,411	12,036,031
Shares issued through dividend reinvestment	-	-	953,852	589,968
Shares repurchased	-	-	(8,287,202)	(4,221,855)
Net increase (decrease) in shares outstanding
Investor shares	1,507,457	(912,710)	8,780,791	9,242,685
Institutional shares	-	-	10,557,061	8,404,144

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2012 (continued)

	Parnassus Mid-Cap Fund		Parnassus Small-Cap Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Investment income (loss) from operations
Net investment income (loss)	$684,919	$181,358	$(108,870)	$(1,337,105)
Net realized gain from securities transactions	3,940,018	2,458,404	2,546,701	16,134,996
Net change in unrealized appreciation (depreciation)	8,652,009	(2,410,283)	109,255,075	(153,041,335)
Increase (decrease) in net assets resulting from operations	$13,276,946	$229,479	$111,692,906	$(138,243,444)
Distributions
From net investment income
Investor shares	(1,876,476)	(450,005)	-	(35,590)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	(2,209,948)	(3,039,992)	(125,438)	(21,757,794)
Institutional shares	-	-	-	-
Distributions to shareholders	$(4,086,424)	$(3,489,997)	$(125,438)	$(21,793,384)
Capital share transactions
Investor shares
Proceeds from sale of shares	74,466,129	38,918,732	219,766,653	825,392,677
Reinvestment of dividends	3,930,160	3,319,828	116,403	20,071,960
Shares repurchased	(19,922,223)	(14,489,838)	(296,295,200)	(485,945,780)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase (decrease) in net assets from capital share transactions	58,474,066	27,748,722	(76,412,144)	359,518,857
Increase in net assets	$67,664,588	$24,488,204	$35,155,324	$199,482,029
Net Assets
Beginning of year	61,299,306	36,811,102	644,825,053	445,343,024
End of year	$128,963,894	$61,299,306	$679,980,377	$644,825,053
Undistributed net investment income	$100,402	$18,934	$-	$-
Shares issued and redeemed
Investor shares
Shares sold	3,722,881	2,033,779	9,853,128	34,269,675
Shares issued through dividend reinvestment	197,820	192,228	5,429	1,005,620
Shares repurchased	(1,023,892)	(778,154)	(13,368,770)	(21,751,350)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase (decrease) in shares outstanding
Investor shares	2,896,809	1,447,853	(3,510,213)	13,523,945
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2012	PARNASSUS FUNDS

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2012 (continued)

	Parnassus Workplace Fund		Parnassus Fixed-Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Investment income (loss) from operations
Net investment income	$1,341,142	$480,823	$3,933,652	$3,663,858
Net realized gain from securities transactions	19,713,405	8,947,643	443,957	2,474,277
Net change in unrealized appreciation (depreciation)	26,335,362	(21,143,733)	99,851	7,242,197
Increase (decrease) in net assets resulting from operations	$47,389,909	$(11,715,267)	$4,477,460	$13,380,332
Distributions
From net investment income
Investor shares	(6,214,474)	(591,417)	(4,126,137)	(3,789,113)
Institutional shares	-	-	-	-
From realized capital gains
Investor shares	(14,123,379)	(8,160,168)	(59,237)	(2,720,539)
Institutional shares	-	-	-	-
Distributions to shareholders	$(20,337,853)	$(8,751,585)	$(4,185,374)	$(6,509,652)
Capital share transactions
Investor shares
Proceeds from sale of shares	98,053,970	199,444,524	60,356,563	69,977,815
Reinvestment of dividends	19,493,159	8,211,012	3,656,843	5,930,625
Shares repurchased	(79,838,936)	(114,410,804)	(50,304,715)	(51,243,059)
Institutional shares
Proceeds from sale of shares	-	-	-	-
Reinvestment of dividends	-	-	-	-
Shares repurchased	-	-	-	-
Increase in net assets from capital share transactions	37,708,193	93,244,732	13,708,691	24,665,381
Increase in net assets	$64,760,249	$72,777,880	$14,000,777	$31,536,061
Net Assets
Beginning of year	216,268,664	143,490,784	211,722,503	180,186,442
End of year	$281,028,913	$216,268,664	$225,723,280	$211,722,503
Undistributed net investment income	$89,589	$31,803	$28,376	$220,893
Shares issued and redeemed
Investor shares
Shares sold	4,415,685	9,338,100	3,432,411	4,046,821
Shares issued through dividend reinvestment	904,869	424,375	207,470	342,248
Shares repurchased	(3,655,031)	(5,647,154)	(2,862,335)	(2,976,773)
Institutional shares
Shares sold	-	-	-	-
Shares issued through dividend reinvestment	-	-	-	-
Shares repurchased	-	-	-	-
Net increase in shares outstanding
Investor shares	1,665,523	4,115,321	777,546	1,412,296
Institutional shares	-	-	-	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, the Funds seek long-term capital appreciation. The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund also seek current income.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.1% to 2.5% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1— unadjusted quoted prices in active markets for identical investments, Level 2— other significant observable inputs (including quoted prices for similar investments) and Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2011-04 (“ASU 2011-04”), Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, which amends guidance on fair value measurements to clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements (e.g., to require entities to disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level III of the fair value hierarchy) and to change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. For instance, the amendments clarify that premiums and discounts should only be applied if market participants would do so when pricing the asset or liability. Premiums and discounts related to the size of an entity’s holding (for example, a blockage factor) rather than as a characteristic of the asset or liability (for example, a control premium) is not permitted in a fair value measurement. The guidance also requires enhanced disclosures about fair value measurements,

Annual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (continued)

including, among other things, (a) for fair value measurements categorized within Level III of the fair value hierarchy, (1) quantitative information about the significant unobservable inputs used in the measurement, and (2) a description of the valuation processes used by the reporting entity, and (b) the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed (for example, a financial instrument that is measured at amortized cost in the statement of financial position but for which fair value is disclosed). The Funds adopted this guidance on January 1, 2012. Such adoption did not have a material impact on the Funds’ 2012 financial statements.

In accordance with procedures established by the funds’ trustees, all fair value securities as submitted by the Funds treasurer, are reviewed and approved by the Trustees. The Fund’s valuation committee is comprised of independent trustees who also comprise the Funds’ audit committee. The committee review the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2009 or state taxing authorities before 2008.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this Agreement, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the

PARNASSUS FUNDS	Annual Report • 2012

Notes to Financial Statements (continued)

portfolio could experience delays and costs in recovering the securities loaned. The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statements of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market for loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Annual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

2. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2012, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$76,652,500	$-	$-	$76,652,500

Consumer Staples	8,553,750	-	-	8,553,750

Energy	11,060,700	-	-	11,060,700

Financials	65,448,650	-	-	65,448,650

Healthcare	39,547,950	-	-	39,547,950

Industrials	42,044,300	-	-	42,044,300

Information Technology	214,991,300	-	-	214,991,300

Materials	4,254,000	-	-	4,254,000

Utilities	4,248,000	-	-	4,248,000

Short-Term Investments	23,429,857	-	1,384,196	24,814,053
Total	$490,231,007	$-	$1,384,196	$491,615,203

Parnassus Equity Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$308,303,987	$-	$-	$308,303,987

Consumer Staples	935,352,475	-	-	935,352,475

Energy	289,233,003	-	-	289,233,003

Financials	160,970,660	-	-	160,970,660

Healthcare	697,653,191	-	-	697,653,191

Industrials	828,717,375	-	-	828,717,375

Information Technology	914,282,163	-	-	914,282,163

Materials	216,440,921	-	-	216,440,921

Utilities	387,000,001	-	-	387,000,001

Short-Term Investments	371,682,512	-	7,561,876	379,244,388
Total	$5,109,636,288	$-	$7,561,876	$5,117,198,164

PARNASSUS FUNDS	Annual Report • 2012

Notes to Financial Statements (continued)

Parnassus Mid-Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$9,911,325	$-	$-	$9,911,325

Consumer Staples	5,891,579	-	-	5,891,579

Energy	11,830,361	-	-	11,830,361

Financials	11,713,849	-	-	11,713,849

Healthcare	14,790,294	-	-	14,790,294

Industrials	28,538,291	-	-	28,538,291

Information Technology	21,300,818	-	-	21,300,818

Materials	4,871,850	-	-	4,871,850

Utilities	13,005,329	-	-	13,005,329

Short-Term Investments	11,737,372	-	-	11,737,372
Total	$133,591,068	$-	$-	$133,591,068

Parnassus Small-Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$61,901,250	$-	$-	$61,901,250

Energy	44,325,600	-	-	44,325,600

Financials	93,903,250	-	-	93,903,250

Healthcare	82,380,150	-	-	82,380,150

Industrials	46,201,050	-	-	46,201,050

Information Technology	228,663,600	-	-	228,663,600

Materials	42,933,500	-	-	42,933,500

Utilities	51,423,750	-	-	51,423,750

Short-Term Investments	83,700,052	-	-	83,700,052
Total	$735,432,202	$-	$-	$735,432,202

Parnassus Workplace Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$20,837,100	$-	$-	$20,837,100

Consumer Staples	17,644,100	-	-	17,644,100

Financials	47,445,750	-	-	47,445,750

Healthcare	34,770,700	-	-	34,770,700

Industrials	39,829,075	-	-	39,829,075

Information Technology	104,562,730	-	-	104,562,730

Utilities	6,903,000	-	-	6,903,000

Short-Term Investments	8,484,729	-	-	8,484,729
Total	$280,477,184	$-	$-	$280,477,184

Annual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Fixed-Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$-	$996,875	$-	$996,875

Corporate Bonds	-	68,217,459	-	68,217,459

U.S. Government Treasury Bonds	-	140,444,067	-	140,444,067

Short-Term Investments	12,223,403	-	2,382,055	14,605,458
Total	$12,223,403	$209,658,401	$2,382,055	$224,263,859

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2012:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Fixed-Income Fund
	Certificates of Deposit	Certificates of Deposit	Community Development Loans
	Community Development Loans	Community Development Loans
Balance as of December 31, 2011	$1,378,825	$7,552,703	$2,380,909
Discounts/premiums amortization	5,371	9,173	1,146
Purchases	1,400,000	6,850,000	2,500,000
Sales	(1,400,000)	(6,850,000)	(2,500,000)
Balance as of December 31, 2012	$1,384,196	$7,561,876	$2,382,055

There were no significant transfers between Level 1 and Level 2. Additionally, there were no significant transfers in and/or out of Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range / Weighted Average

Parnassus Fund
Certificates of Deposit	$893,279	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$490,917	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Equity Income Fund
Certificates of Deposit	$2,305,226	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$5,256,650	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%
Parnassus Fixed-Income Fund
Community Development Loans	$2,382,055	Liquidity Discount	Discount for Lack of Marketability	6%
			Probability of Default	6%

PARNASSUS FUNDS	Annual Report • 2012

Notes to Financial Statements (continued)

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

3. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

	Parnassus Fund		Parnassus Equity Income Fund		Parnassus Mid-Cap Fund
Distributions paid from:	2012	2011	2012	2011	2012	2011
Ordinary income	$9,038,094	$1,230,208	$124,764,889	$47,091,129	$1,876,476	$450,005
Long-term capital gains	28,877,922	29,088,025	73,232,237	65,840,379	2,209,948	3,039,992
Total distributions	$37,916,016	$30,318,233	$197,997,126	$112,931,508	$4,086,424	$3,489,997
	Parnassus Small-Cap Fund		Parnassus Workplace Fund		Parnassus Fixed-Income Fund
Distributions paid from:	2012	2011	2012	2011	2012	2011
Ordinary income	$-	$35,590	$6,214,474	$591,417	$4,126,137	$3,789,113
Long-term capital gains	125,438	21,757,794	14,123,379	8,160,168	59,237	2,720,539
Total distributions	$125,438	$21,793,384	$20,337,853	$8,751,585	$4,185,374	$6,509,652

As of December 31, 2012, the cost of investments in long-term securities, net unrealized appreciation/depreciation, distributable earnings and undistributed earnings for income tax purposes were as follows:

	Parnassus Fund	Parnassus Equity Income Fund	Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
Cost of investment	$411,566,689	$3,872,403,705	$110,478,494	$617,281,198	$246,559,162	$197,698,350
Unrealized appreciation	$71,262,255	$869,716,920	$12,792,394	$90,643,789	$31,416,397	$12,749,410
Unrealized depreciation	15,189,892	4,087,245	1,386,169	56,052,957	5,912,862	789,359
Net unrealized appreciation	$56,072,363	$865,629,675	$11,406,225	$34,590,832	$25,503,535	$11,960,051
Distributable earnings – ordinary income	$9,060,562	$129,308,713	$1,957,939	$-	$6,272,261	$3,933,619
Distributable earnings – long-term capital gains	$31,259,136	$92,197,924	$2,650,763	$-	$14,788,046	$443,989
Undistributed earnings – ordinary income	$338,083	$4,573,346	$100,402	$-	$89,589	$28,376
Undistributed earnings – long-term capital gains	$4,551,975	$33,517,793	$448,531	$-	$2,024,928	$444,120

Annual Report • 2012	PARNASSUS FUNDS

Notes to Financial Statements (continued)

At December 31, 2012, estimated net capital loss carry forwards, which are available to offset future net short-term realized capital gains, were:

Fund	Deferred Capital Loss Carry Forwards
Parnassus Small-Cap Fund	$3,264,786

Post-October capital losses as of December 31, 2012, which are deferred until 2013 for income tax purposes were as follows:

Fund	Deferred Post-October Capital Loss
Parnassus Workplace Fund	$774

Net investment income and net ordinary income are the same for all Funds for financial statement and income tax purposes during the year ended December 31, 2012. Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2012. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase/Decrease in Undistributed Net Investment Income	Increase/Decrease in Undistributed Net Realized Loss	Decrease in Capital Paid-In
Parnassus Fund	$ 6,237,832	$ (6,237,832)	$ -
Parnassus Equity Income Fund	64,247,048	(64,247,048)	-
Parnassus Mid-Cap Fund	1,273,023	(1,273,023)	-
Parnassus Small-Cap Fund	108,871	-	(108,871)
Parnassus Workplace Fund	4,931,118	(4,931,118)	-
Parnassus Fixed-Income Fund	(32)	32	-

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$238,509,964	$206,036,675
Parnassus Equity Income Fund	1,362,042,998	1,046,179,430
Parnassus Mid-Cap Fund	68,303,394	18,580,741
Parnassus Small-Cap Fund	207,283,814	290,061,782
Parnassus Workplace Fund	171,082,712	161,122,560
Parnassus Fixed-Income Fund	29,059,934	8,448,910

5. Investment Advisory Agreement and Transactions with Affiliates

Under the terms of the agreement, which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200 million. Parnassus Mid-Cap Fund and Parnassus Workplace Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the year ended December 31, 2012, Parnassus Investments contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, and 1.20% of net assets for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund.

PARNASSUS FUNDS	Annual Report • 2012

Notes to Financial Statements (continued)

Parnassus Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the next $400,000,000 and 0.60% of the amount above $500,000,000. Parnassus Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2012, Parnassus Investments contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares, 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares, and 0.75% of net assets for the Parnassus Fixed-Income Fund.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Equity Income Fund and Parnassus Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.04% of average net assets under this new agreement for the year ended December 31, 2012.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Equity Income Fund – Institutional Shares does not incur service provider fees.

Annual Report • 2012	PARNASSUS FUNDS

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PARNASSUS FUNDS	Annual Report • 2012

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions

Parnassus Fund
2012	$35.23	$0.28	$8.64	$8.92	$(0.80)	$(2.73)	$(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	(3.14)
2010	34.82	0.15	5.67	5.82	(0.15)	-	(0.15)
2009	23.59	0.09	11.22	11.31	(0.08)	-	(0.08)
2008	36.66	0.17	(12.76)	(12.59)	(0.17)	(0.31)	(0.48)
Parnassus Equity Income Fund – Investor Shares
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	(0.76)
2010	24.45	0.30	1.85	2.15	(0.29)	-	(0.29)
2009	19.29	0.33	5.15	5.48	(0.32)	-	(0.32)
2008	25.31	0.27	(6.05)	(5.78)	(0.24)	-	(0.24)
Parnassus Equity Income Fund – Institutional Shares
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	(0.83)
2010	24.51	0.38	1.82	2.20	(0.35)	-	(0.35)
2009	19.34	0.31	5.22	5.53	(0.36)	-	(0.36)
2008	25.35	0.32	(6.05)	(5.73)	(0.28)	-	(0.28)
Parnassus Mid-Cap Fund
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	(1.13)
2010	16.28	0.30	2.70	3.00	(0.24)	(0.79)	(1.03)
2009	12.00	0.11	4.24	4.35	(0.07)	-	(0.07)
2008	17.39	0.06	(5.21)	(5.15)	(0.03)	(0.21)	(0.24)
Parnassus Small-Cap Fund
2012	20.08	-	3.69	3.69	-	-	-
2011	23.95	(0.04)	(3.15)	(3.19)	-	(0.68)	(0.68)
2010	17.92	0.15	6.53	6.68	(0.47)	(0.18)	(0.65)
2009	12.63	0.13	5.24	5.37	(0.08)	-	(0.08)
2008	16.91	0.08	(4.32)	(4.24)	(0.04)	-	(0.04)
Parnassus Workplace Fund
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	(0.82)
2010	19.45	0.02	2.48	2.50	(0.50)	(0.64)	(1.14)
2009	12.22	0.03	7.56	7.59	(0.33)	(0.03)	(0.36)
2008	17.60	0.05	(5.33)	(5.28)	-	(0.10)	(0.10)
Parnassus Fixed-Income Fund
2012	17.53	0.31	0.05	0.36	(0.33)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	(0.58)
2010	16.74	0.45	0.65	1.10	(0.59)	(0.35)	(0.94)
2009	16.19	0.51	0.69	1.20	(0.64)	(0.01)	(0.65)
2008	16.29	0.47	0.01	0.48	(0.57)	(0.01)	(0.58)

Annual Report • 2012	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$40.62	26.04%	$470,136	0.90%	0.90%	0.70%	52.72%
35.23	(5.01)	354,572	0.94	0.94	0.33	74.43
40.49	16.71	444,457	0.97	0.97	0.42	51.77
34.82	47.94	351,176	1.00	0.99	0.31	53.24
23.59	(34.12)	173,911	1.01	0.99	0.51	98.38

29.20	15.43	4,023,309	0.90	0.90	1.38	24.34
26.35	3.13	3,398,905	0.94	0.94	1.19	63.04
26.31	8.89	3,150,408	0.99	0.99	1.23	54.30
24.45	28.73	2,364,691	0.99	0.99	1.63	60.16
19.29	(22.95)	1,400,214	0.99	0.99	1.21	70.20

29.26	15.64	1,006,980	0.68	0.68	1.59	24.34
26.41	3.40	630,035	0.70	0.70	1.43	63.04
26.36	9.07	407,423	0.75	0.75	1.54	54.30
24.51	28.97	192,987	0.77	0.77	1.51	60.16
19.34	(22.73)	137,501	0.79	0.78	1.44	70.20

20.27	18.58	128,964	1.23	1.20	0.79	22.82
17.69	3.33	61,299	1.24	1.20	0.35	38.67
18.25	18.70	36,811	1.46	1.20	1.73	53.22
16.28	36.26	22,804	1.73	1.20	0.78	40.11
12.00	(29.38)	6,672	2.25	1.20	0.40	132.74

23.77	18.40	679,980	1.23	1.20	(0.02)	32.85
20.08	(13.29)	644,825	1.22	1.20	(0.18)	39.50
23.95	37.37	445,343	1.30	1.20	0.75	35.33
17.92	42.50	115,168	1.47	1.20	0.81	46.00
12.63	(25.08)	26,805	1.86	1.20	0.51	100.41

22.17	22.03	281,029	1.14	1.14	0.54	69.25
19.64	(1.62)	216,269	1.16	1.16	0.22	47.22
20.81	12.96	143,491	1.25	1.20	0.09	53.85
19.45	62.13	95,300	1.36	1.20	0.16	32.73
12.22	(29.94)	7,951	2.32	1.20	0.30	72.58

17.56	2.08	225,723	0.79	0.75	1.78	5.45
17.53	7.24	211,723	0.81	0.75	1.92	29.25
16.90	6.61	180,186	0.83	0.75	2.60	56.06
16.74	7.48	137,924	0.87	0.75	3.07	46.24
16.19	2.98	100,070	0.88	0.75	2.90	44.87

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund – Investor Shares, 0.78% for the Parnassus Equity Income Fund – Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.75% for the Parnassus Fixed-Income Fund.

PARNASSUS FUNDS	Annual Report • 2012

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

	Independent Trustees§				Interested Trustee†

Name	Herbert A. Houston	Jeanie S. Joe	Donald V. Potter	Donald J. Boteler	Jerome L. Dodson

Age	69	65	67	64	69

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	Trustee	Trustee	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.	Indefinite. Since October 2004.	Indefinite. Since 2002.	Indefinite. Since 2012.	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, until 2009.	President of Strategystreet.com business strategy.	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six	Six

Other Directorships Held by Trustee	None	None	None	Independent Trustee, FAM Funds, since October 2012.	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2012	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§

Name	Todd C. Ahlsten	Marc C. Mahon	Richard D. Silberman	John V. Skidmore II

Age	40	35	74	47

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Treasurer	Secretary	Chief Compliance Officer and Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2007.	Indefinite. Since 1986.	Indefinite. Since 2008.

Principal Occupation(s) During Past 5 Years

Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Equity Income Fund since 2001.

		Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007.	Retired business lawyer.	Chief Compliance Officer of Parnassus Investments since February 2008.

PARNASSUS FUNDS	Annual Report • 2012

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2012, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	69.51%	69.51%

Parnassus Equity Income Fund	77.30%	77.72%

Parnassus Mid-Cap Fund	79.47%	81.57%

Parnassus Small-Cap Fund	NA	NA

Parnassus Workplace Fund	65.55%	65.58%

Parnassus Fixed-Income Fund	0.00%	0.00%

Annual Report • 2012	PARNASSUS FUNDS

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PARNASSUS FUNDS	Annual Report • 2012

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2012. During the fiscal year ending December 31, 2012 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Donald Potter, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Strategystreet.com business strategy. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Groups and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2011 and 2012 were $73,246 and $78,783 respectively and the Parnassus Income Funds fiscal year ended December 31, 2011 and 2012 were $168,151 and $77,617 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the Parnassus Funds fiscal years ended December 31, 2011 and 2012 were $8,600 and $8,800 respectively and the Parnassus Income Funds fiscal years ended December 31, 2011 and 2012 were $8,600 and $8,800 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2011 and 2012 were $26,703 and $15,540 respectively and the Parnassus Income Funds fiscal years ended December 31, 2011 and 2012 were $9,200 and $9,660 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $26,703 and $15,540 for the Parnassus Funds fiscal years ended December 31, 2011 and 2012, respectively and $9,200 and $9,660 for the Parnassus Income Funds fiscal years ended December 31, 2011 and 2012, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 8, 2013	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 8, 2013

	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: February 8, 2013

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Treasurer